May 20, 2011

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of BlackRock Healthcare Fund, Inc., a Maryland corporation (the “Healthcare Fund” or the “Target Fund”), to be held on Friday, June 24, 2011. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Target Fund.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization of the Target Fund with the BlackRock Health Sciences Opportunities Portfolio (the “Health Sciences Fund” or the “Acquiring Fund”), a series of BlackRock FundsSM, a Massachusetts business trust (the “Trust”). In this reorganization, your Target Fund shares would be exchanged for the same class of shares of the Acquiring Fund with the same aggregate net asset value of the Target Fund shares that you currently hold. It is currently anticipated that the reorganization of the Target Fund will be effected on a tax-free basis for federal income tax purposes.

BlackRock Advisors, LLC (“BlackRock Advisors”), each fund’s investment adviser, has proposed the reorganization involving the Target Fund, as well as a number of other reorganizations involving other funds advised by BlackRock Advisors or an affiliate, to eliminate certain redundancies and in an effort to achieve certain operating efficiencies.

The reorganization of the Target Fund is being proposed because BlackRock Advisors believes that the shareholders of the Target Fund will generally benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Target Fund’s assets in the reorganization than by continuing to operate the Target Fund separately. The Board of Directors of the Target Fund believes the reorganization is in the best interest of the Target Fund, and recommends that you vote “For” the proposed reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

  By touchtone telephone;

  By Internet;

  By returning the enclosed proxy card in the postage-paid envelope; or

  In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

John Perlowski
President and Chief Executive Officer

BlackRock Healthcare Fund, Inc.
100 Bellevue Parkway, Wilmington, DE 19809 (800) 441-7762

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided (or vote by touchtone telephone or through the Internet, following the instructions on the enclosed proxy card), no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

     We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve an agreement and plan of reorganization (a “Reorganization Agreement”) between BlackRock Healthcare Fund, Inc., a Maryland corporation (the “Healthcare Fund” or the “Target Fund”), and BlackRock FundsSM, a Massachusetts business trust (the “Trust”), on behalf of the BlackRock Health Sciences Opportunities Portfolio (the “Health Sciences Fund” or the “Acquiring Fund” and, together with the Healthcare Fund, the “Funds” and each a “Fund”), a series of the Trust. Each Fund pursues a similar investment objective. Each Fund also employs similar investment strategies in seeking to achieve its respective investment objective. If the proposed reorganization (the “Reorganization”) is approved and completed, an account at the Acquiring Fund will be set up in your name, you will become a shareholder of the Acquiring Fund, and the Target Fund will be dissolved as a Maryland corporation and de-registered as an investment company. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization relating to the Target Fund and for a more complete description of the Acquiring Fund.

Q:	How does the Board suggest that I vote?

A:	After careful consideration, the Board of Directors of the Target Fund (the “Board”), including the Directors who are not “interested persons” of the Target Fund (as defined in the 1940 Act) (the “Independent Board Members”), has determined that the proposed Reorganization is in the best interest of the Target Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization.

The Board has determined that shareholders of the Target Fund may benefit from the following:

(i) Shareholders of the Target Fund will remain invested in a non-diversified, open-end fund that has greater net assets;

(ii) The larger net asset size of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(iii) The larger net asset size of the Combined Fund is expected to result in a lower effective management fee rate under the management agreement relating to the Combined Fund; and

(iv) Assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (a) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of April 30, 2010, and (b) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of April 30, 2010; and

(v) The compatibility of the types of portfolio securities held by each Fund, the similar investment objectives of each Fund, the similar principal investment strategies of each Fund and the similarities between the risk profiles of each Fund.

Q:	How will the Reorganization affect me?

A:	If shareholders of the Target Fund approve the proposed Reorganization, all of the assets and certain stated liabilities of the Target Fund will be combined with those of the Acquiring Fund. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will hold a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

i

Q:	In the Reorganization, will I receive the same class of shares of the Acquiring Fund as the shares of the Target Fund that I now hold?

A:	Yes. You will receive the same class of shares of the Acquiring Fund as the shares you own of the Target Fund.

Q:	Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

A:	No. You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Combined Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Combined Fund once the Reorganization is completed?

A:	The Target Fund is advised by BlackRock Advisors, LLC (“BlackRock Advisors”). The Acquiring Fund is also advised by BlackRock Advisors and the Combined Fund is expected to be advised by BlackRock Advisors once the Reorganization is completed. The Target Fund is sub-advised by BlackRock Investment Management, LLC. The Acquiring Fund does not have a sub-adviser and the Combined Fund is not expected to have a sub-adviser. The Target Fund and Acquiring Fund have different portfolio management teams. The portfolio management team that currently manages the Acquiring Fund, Thomas Callan, CFA and Erin Xie, PhD, is expected to manage the Combined Fund once the Reorganization is completed.

Q:	How will the Reorganization affect Fund fees and expenses?

A:

Assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of April 30, 2010, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of April 30, 2010.

The contractual and effective management fee rates for the Combined Fund are expected to be lower than the contractual and effective management fee rates for the Target Fund.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?

A:	The distribution and service fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the shares of the Acquiring Fund to be issued in the Reorganization (Investor A, Investor B, Investor C, Institutional and Class R) to the holders of shares of the Target Fund will be identical to the corresponding charges on the shares of the Target Fund held by such shareholders immediately prior to the Reorganization.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Acquiring Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock Advisors and subsequently exchanged them for shares of the Target Fund.

Q:	What happens to my shares if the Reorganization is approved? Will I have to take any action if the Reorganization is approved?

A:	If the Reorganization is approved, your shares automatically will be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the shares you receive in the Reorganization relating to the Target Fund will be equal to the aggregate net asset value of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by the shareholders of the Target Fund, the Reorganization will not occur, and the Board will consider alternatives.

Q:	Will the Reorganization create a taxable event for me?

A:	The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the Acquiring Fund in connection with the Reorganization.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and anticipate disposing of, or requesting the disposition of, approximately 40% of the assets of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. The portfolio managers will evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is subject to change. Nothing, however, will require either the Target Fund or the Combined Fund to dispose of holdings in the Target Fund portfolio if, in the reasonable judgment of the Board, on behalf of the Target Fund or the Combined Fund, or the investment adviser of the Target Fund, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	Could I incur any capital gains as a result of the sale of assets in preparation for, or as a result of, the proposed Reorganization?

A:	Yes. Although the Reorganization itself will not create a taxable event for you, as discussed above, if certain assets of the Target Fund are sold in preparation for, or as a result of, the proposed Reorganization, at a price that is above the Target Fund’s tax basis for those assets, you may receive distributions of capital gains taxable to you as ordinary income or as long-term capital gain. Although BlackRock currently anticipates disposing of approximately 40% of the Target Fund’s assets in preparation for, or as a result of, the proposed Reorganization, the portfolio managers will evaluate the portfolio of the Combined Fund on a continuous basis and this percentage is thus subject to change. Further, as BlackRock cannot predict at this time the exact assets that may be sold, the amount of such assets that may be sold, or the price at which such assets may be sold, it is not possible for BlackRock to currently predict the amount of any distributions of capital gains that you may receive as a result of the Reorganization. Nonetheless, if all assets currently expected to be sold in preparation for, or as a result of, the Reorganization, had been sold at a sale price as of the close of business on April 29, 2011, the sales would result in a net capital gain of approximately $26.605 million or approximately $0.47 per share, assuming all shareholders as of April 29, 2011 elect to participate in the Reorganization and there is no attrition in the number of shareholders as of April 29, 2011. This amount does not take into account current year net realized capital gains or losses, and any net unrealized appreciation or depreciation in the value of the assets, which could potentially reduce the amount of the distribution. Any capital gains recognized in these sales on a net basis will be distributed to shareholders as capital-gain distributions (to the extent of net realized long-term capital gains) and/or ordinary income dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions may be taxable to shareholders. The actual amount of capital gains or losses resulting from the sale of assets will differ from the amounts stated above due to changes in market conditions, global, regional and local events, socioeconomic and political conditions, portfolio composition and market values at the time of sale.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:	The Target Fund’s portion of the costs associated with the Reorganization will be borne by the Target Fund. BlackRock Advisors or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The estimated expenses of the Reorganization are $222,116 for the Target Fund and $100,908 for the Acquiring Fund. The foregoing estimated expenses for the Target Fund and the Acquiring Fund will be borne (to the extent incurred) by the Target Fund and BlackRock Advisors or its affiliates, respectively, regardless of whether the Reorganization is consummated.

Q:	How do I vote my shares?

A:	You can vote shares beneficially held through your account by mail, telephone or Internet or in person at the special meeting of the Target Fund (the “Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting in person and have the proxy card in hand.

Q:	I have received other combined prospectus/proxy statements from other funds in the BlackRock mutual fund complex. Is this a duplicate combined prospectus/proxy statement?

A:	This is not a duplicate combined prospectus/proxy statement. If you are a shareholder of other BlackRock-advised funds, you may have separately received one or more other combined prospectuses/proxy statements and proxy cards relating to other reorganizations. You are being asked to vote separately for each fund in which you own shares that is a target fund in a reorganization. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the third quarter of 2011. The Reorganization will not take place if the Reorganization is not approved by the Target Fund’s shareholders.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Fund at (800) 441-7762.

     Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

May 20, 2011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, JUNE 24, 2011

To the shareholders of BlackRock Healthcare Fund, Inc.:

This is to notify you that a Special Meeting of shareholders (the “Special Meeting”) of the BlackRock Healthcare Fund, Inc. (the “Healthcare Fund” or the “Target Fund”) will be held on Friday, June 24, 2011, at 10:30 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, for the following purposes:

1.	The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the BlackRock Health Sciences Opportunities Portfolio (the “Health Sciences Fund” or the “Acquiring Fund”), a series of BlackRock FundsSM (the “Trust”), in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the Target Fund has fixed the close of business on April 27, 2011 as the record date (the “Record Date”) for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Your vote is important regardless of the size of your holdings in the Target Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote by telephone or over the Internet; please see page 39 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements — Manner of Voting” for more information.

By Order of the Board of Directors,

Ira P. Shapiro
Secretary

BlackRock Healthcare Fund, Inc.
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

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COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK HEALTHCARE FUND, INC.
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

BlackRock Health Sciences Opportunities Portfolio
BLACKROCK FUNDSSM
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

     This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the BlackRock Healthcare Fund, Inc. (the “Healthcare Fund” or the “Target Fund”). A special meeting of shareholders of the Target Fund (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Friday, June 24, 2011 at 10:30 a.m., Eastern Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund at the close of business on April 27, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of shareholders were first sent or given to shareholders of the Target Fund on or about May 23, 2011. The Board of Directors of the Target Fund (the “Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

     The purposes of the Special Meeting are:

     1. The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Target Fund would transfer all of its assets to the BlackRock Health Sciences Opportunities Portfolio (the “Health Sciences Fund” or the “Acquiring Fund”), a series of BlackRock FundsSM (the “Trust”), in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Board has approved the reorganization (the “Reorganization”) with respect to the Target Fund by which the Target Fund, an open-end management investment company, would be acquired by the Acquiring Fund. The Acquiring Fund pursues an investment objective similar to that of the Target Fund. The investment objective of the Target Fund is to seek long-term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of Fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The investment objective of the Acquiring Fund is to provide long-term growth of capital. The Acquiring Fund and the Target Fund use similar principal investment strategies but there are certain differences, as discussed in more detail below in “Summary — Investment Objectives and Principal Investment Strategies.”

     If the Target Fund’s shareholders approve the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume certain stated liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be dissolved as a Maryland corporation and de-registered as an investment company. When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

     This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

     The following documents containing additional information about the Acquiring Fund and the Target Fund (each, a “Fund” and together, the “Funds”), each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

  the Statement of Additional Information dated May 20, 2011 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

  the Prospectus relating to Investor A, Investor B, Investor C, Institutional and Class R Shares of the Target Fund, dated August 27, 2010, as supplemented;

  the Statement of Additional Information relating to the Target Fund, dated August 27, 2010, as supplemented (the “Target Fund SAI”);

  the Semi-Annual Report to shareholders of the Target Fund for the fiscal period ended October 31, 2010;

  the Annual Report to shareholders of the Target Fund for the fiscal year ended April 30, 2010; and

  the Statement of Additional Information relating to the Acquiring Fund, dated January 28, 2011, as amended May 16, 2011 and as supplemented (the “Acquiring Fund SAI”).

     The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of), and also accompany, this Combined Prospectus/Proxy Statement:

  the Prospectuses relating to Investor A, Investor B, Investor C, Institutional and Class R Shares of the Acquiring Fund dated January 28, 2011, as amended May 16, 2011 and as supplemented (collectively, the “Acquiring Fund Prospectus”); and

  the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended September 30, 2010.

     Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

ii

     Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Healthcare Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio
100 Bellevue Parkway	BlackRock FundsSM
Wilmington, Delaware 19809	100 Bellevue Parkway
(800) 441-7762	Wilmington, Delaware 19809
(800) 441-7762

     If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at (800) 441-7762.

     You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E.
Washington, DC 20549.

By Phone:	(202) 551-8090

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

     The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is May 20, 2011.

SUMMARY

     The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

     The Target Fund and the Acquiring Fund are open-end, non-diversified management investment companies registered with the SEC. The Target Fund is organized as a corporation under the laws of Maryland and the Acquiring Fund is a separate series of the Trust, which is organized as a business trust under the laws of the Commonwealth of Massachusetts.

     The investment objective of each Fund is similar. The investment objective of the Target Fund is to seek long-term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of Fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The investment objective of the Acquiring Fund is to provide long-term growth of capital. The investment objective of the Target Fund is fundamental, which means it may not be changed without the approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. The investment objective of the Acquiring Fund is non-fundamental, which means it may be changed without the approval of the Fund’s shareholders. Should the Acquiring Fund’s Board of Trustees determine that the investment objective of the Acquiring Fund should be changed, the Acquiring Fund’s shareholders must be given at least 30 days’ notice before any such change is implemented.

     The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

     BlackRock Advisors, LLC (“BlackRock Advisors” or the “Adviser”) serves as the investment adviser of each of the Funds. The portfolio manager of the Target Fund is Robert Hodgson. The portfolio managers of the Acquiring Fund are Thomas Callan, CFA and Erin Xie, PhD, both of whom are expected to become the portfolio managers of the Target Fund effective June 30, 2011. The portfolio managers of the Acquiring Fund are expected to continue to be the portfolio managers of the Combined Fund following the closing of the Reorganization. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the Distributor”), and numerous intermediaries.

     The Target Fund and the Acquiring Fund use similar principal investment strategies but there are certain differences. Both funds invest at least 80% of their assets in equity securities and can invest in companies of any capitalization. The Acquiring Fund can invest up to 20% of its assets in other types of securities that may include stocks of companies not associated with health sciences, while the Target Fund does not have an explicit policy for investing the other 20% of its assets. Both Funds may invest in companies of any size. Both Funds may invest without limit in foreign securities, but the Target Fund normally maintains a global portfolio, investing in securities of companies located around the world, with the Target Fund’s management presently expecting that a majority of its assets will be invested in companies located in the United States, Japan and Western Europe. The Target Fund may invest without limit in depositary receipts, while the Acquiring Fund may invest in depositary receipts as a non-principal strategy. The Target Fund may invest in convertible securities as a principal investment strategy, while the Acquiring Fund may invest in convertible securities as a non-principal investment strategy. The Target Fund may invest in rights as a principal investment strategy, while the Acquiring Fund may invest in rights offerings, but not as a principal investment strategy.

     The Board, including the Directors who are not “interested persons” of the Target Fund (as defined in the 1940 Act) (the “Independent Board Members”), has approved the Reorganization on behalf of the Target Fund. Subject to approval by the Target Fund shareholders, the Reorganization provides for:

  the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of such assumed liabilities;

  the distribution of such shares of the Acquiring Fund to the Target Fund’s shareholders; and

  the dissolution of the Target Fund as a Maryland corporation and de- registration of the Target Fund as an investment company.

     If the proposed Reorganization is approved and completed, the Target Fund’s shareholders would hold shares of the same class of the Combined Fund as they currently hold of the Target Fund with an aggregate net asset value equal to the aggregate net asset value of Target Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

     BlackRock Advisors believes that the shareholders of each Fund will generally benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the Funds separately. BlackRock Advisors believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a reorganization with the Target Fund. As a result of the similar investment objectives and similar strategies of the Funds, there is substantial overlap in the portfolio securities currently owned by the Funds. In particular, as of September 30, 2010, 72% of the Target Fund’s assets were invested in securities that were also held by the Acquiring Fund and 34% of the Acquiring Fund’s assets were invested in securities that were also held by the Target Fund.

     In approving the Reorganization, the Board, including the Independent Board members, determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Board considered the Reorganization proposals at meetings held on February 14-15, 2011 and March 14, 2011, and the Board, including the Independent Board Members, approved the Reorganization. The approval determinations were made on the basis of each Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

  that shareholders of each Fund will remain invested in a non-diversified, open-end fund that has greater net assets.

  that the investment objectives of the Target Fund and Acquiring Fund are similar, and that certain strategies of the Target Fund and the Acquiring Fund are similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary — Investment Objectives and Principal Investment Strategies.”

  that assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of April 30, 2010, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of April 30, 2010.

  that the Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

  that the contractual and effective management fee rates for the Combined Fund are expected to be lower than the contractual and effective management fee rate for the Target Fund.

  that the same portfolio management team (as described below in “Comparison of the Funds — Management of the Funds”) that currently manages the Acquiring Fund is expected to manage the Combined Fund following the closing of the Reorganization.

  the relative performance histories of each Fund. See “Comparison of the Funds — Performance Information.”

  that the Target Fund shareholders will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund.

  that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

  that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

  that a portion of the costs associated with the Reorganization will be borne (to the extent incurred) by the Target Fund regardless of whether the Reorganization is consummated.

     The Board, including the Independent Board members, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interest of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization.

     The Board of the Acquiring Fund concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization.

     The determinations were made on the basis of the business judgment of each member of the Board and the Acquiring Fund’s Board of Trustees after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives.

     The Board, including the Independent Board Members, recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

     Investment Objectives. The investment objectives of the Funds are similar. The investment objective of the Target Fund is to seek long-term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of Fund management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The investment objective of the Acquiring Fund is to provide long-term growth of capital. The investment objective of the Target Fund is fundamental, which means it may not be changed without the approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. The investment objective of the Acquiring Fund is non-fundamental, which means it may be changed without the approval of the Fund’s shareholders. Should the Acquiring Fund’s Board determine that the investment objective of the Acquiring Fund should be changed, Acquiring Fund shareholders must be given at least 30 days’ notice before any such change is implemented.

     Principal Investment Strategies. The Target Fund and the Acquiring Fund employ similar principal strategies in achieving their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Healthcare Fund (Target Fund)

  The Fund normally invests at least 80% of its assets in equity securities, primarily common stock, of healthcare companies.

  Healthcare companies are companies that derive a substantial portion (i.e., more than 50%) of their sales from products and services in the healthcare sector. Healthcare companies can include, but are not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The Fund has flexibility to invest in specific industries within the general healthcare sector.

  The Fund does not have an explicit policy for investing the other 20% of its assets.

  The Fund may invest in companies of any market capitalization, including companies in various stages of development and small cap companies.

  The Fund has a fundamental investment restriction that it may not invest more than 25% of its assets in the securities of issuers in any particular industry (except that the Fund will invest greater than 25% of its assets in the securities of issuers in healthcare-related industries and excluding the U.S. Government and its agencies and instrumentalities).

  The Fund will normally maintain a global portfolio, investing in securities of companies located around the world, with Fund management presently expecting that a majority of its assets will be invested in companies located in the United States, Japan and Western Europe.

Health Sciences Opportunities
Portfolio (Acquiring Fund)

  The Fund normally invests at least 80% of total assets in equity securities, primarily common stock, of companies in health sciences and related industries.

  The Health Sciences sector can include companies in health care equipment & supplies, health care providers & services, biotechnology, and pharmaceuticals. Health sciences and related industries can include, but are not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support.

  The Fund may invest up to 20% of total assets in other types of securities. These may include stocks of companies not associated with health sciences and stocks of small and mid-cap companies.

  The Fund does not limit its investments to companies of any size.

  The Fund will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries.

  The Fund may invest in companies located in non-U.S. countries.

Healthcare Fund (Target Fund)

  The Fund may invest without limit in foreign securities.

  The Fund may invest without limit in depositary receipts.

  The Fund may invest in convertible securities.

  The Fund may invest in rights.

Health Sciences Opportunities
Portfolio (Acquiring Fund)

  No specific limitation; foreign securities risk is a principal risk of the Fund.

  The Fund may invest in depositary receipts. (Non-Principal Strategy)

  The Fund may invest in convertible securities. (Non-Principal Strategy)

  The Acquiring Fund SAI indicates that the Fund may invest in rights offerings.

     Comparison. The Target Fund and the Acquiring Fund use similar principal investment strategies but there are certain differences. Both Funds invest at least 80% of their assets in equity securities and can invest in companies of any capitalization. The Acquiring Fund can invest up to 20% of its assets in other types of securities that may include stocks of companies not associated with health sciences, while the Target Fund does not have an explicit policy for investing the other 20% of its assets. Both Funds may invest in companies of any size. Both Funds may invest without limit in foreign securities, but the Target Fund normally maintains a global portfolio, investing in securities of companies located around the world, with the Target Fund’s management presently expecting that a majority of its assets will be invested in companies located in the United States, Japan and Western Europe. The Target Fund may invest without limit in depositary receipts, while the Acquiring Fund may invest in depositary receipts as a non-principal strategy. The Target Fund may invest in convertible securities as a principal investment strategy, while the Acquiring Fund may invest in convertible securities as a non-principal strategy. The Target Fund may invest in rights as a principal investment strategy, while the Acquiring Fund does not include a strategy relating to investing in rights in its prospectus, but states in its SAI that the Fund may invest in rights offerings.

     Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of their similar investment objectives and similar strategies there is substantial overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management teams are generally managing the Funds in a similar manner and the same portfolio management team that manages the Acquiring Fund is also expected to manage the Combined Fund after the Reorganization. In particular, as noted above, as of September 30, 2010, 72% of the Target Fund’s assets were invested in securities that were also held by the Acquiring Fund and 34% of the Acquiring Fund’s assets were invested in securities that were also held by the Target Fund. The portfolio managers of the Acquiring Fund anticipate disposing of, or requesting the disposition of, approximately 40% of the assets of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, brokerage commissions and other transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. If such dispositions occur prior to the Reorganization, the related brokerage commissions and other transaction costs will be borne by the Target Fund. If such dispositions occur after the Reorganization, the related brokerage commissions and other transaction costs will be borne by the Combined Fund. The brokerage commissions and other transaction costs associated with such dispositions and the subsequent purchase of other securities with the resulting proceeds are expected to be approximately $1.2 million. The portfolio managers will evaluate the portfolio of the Combined Fund on a continuing basis and the percentage of assets of the Target Fund that the portfolio managers of the Acquiring Fund anticipate disposing of or requesting the disposition of in preparation for, or as a result of, the Reorganization is subject to change.

Fees and Expenses

     If the Reorganization is approved and completed, holders of Target Fund shares will receive the same class of shares in the Combined Fund as they held in the Target Fund, as indicated in the following chart.

Healthcare Fund (Target Fund)	Combined Fund

Institutional	Institutional
Investor A	Investor A
Investor B	Investor B
Investor C	Investor C
Class R	Class R

Fee Tables as of April 30, 2010 for the Healthcare Fund (Target Fund) and September 30, 2010
for the Health Sciences Opportunities Portfolio (Acquiring Fund) (unaudited)

     The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization had taken place on September 30, 2010 and the estimated pro forma fees and expenses attributable to each class of shares of the Health Sciences Opportunities Pro-Forma Combined Portfolio. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended April 30, 2010 for the Target Fund and September 30, 2010 for the Acquiring Fund and Health Sciences Opportunities Pro-Forma Combined Portfolio. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of September 30, 2010, see “Other Information — Capitalization.” You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Information Statement and is incorporated herein by reference, and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

	Healthcare Fund (Target Fund) Investor A Shares	Health Sciences Opportunities Portfolio (Acquiring Fund) Investor A Shares		Health Sciences Opportunities Pro-Forma Combined Portfolio Investor A Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	5.25%	5.25%		5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	None (1)	None	(1)	None (1)
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	1.00%	0.74%		0.73%
Distribution (12b-1) and/or Service fees	0.25%	0.25%		0.25%
Other Expenses	0.32%	0.32%		0.32%
Acquired Fund Fees and Expenses	—%	0.01	%(2)	0.01%
Total Annual Fund Operating Expenses	1.57%	1.32	%(2)	1.31%
Fee Waivers and/or Expense Reimbursements	—%	—	%(3)	—%

Total Annual Fund Operating Expenses After Fee Waivers
and/or Expense Reimbursements	1.57%	1.32	%(3)	1.31%

			Health		Health
			Sciences		Sciences
			Opportunities		Opportunities
	Healthcare		Portfolio		Pro-Forma
	Fund		(Acquiring		Combined
	(Target Fund)		Fund)		Portfolio
	Investor B		Investor B		Investor B
	Shares		Shares		Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	4.50	%(5)	4.50	%(5)	4.50	%(5)
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	1.00%		0.74%		0.73%
Distribution (12b-1) and/or Service fees	1.00%		1.00%		1.00%
Other Expenses	0.46%		0.36%		0.37%
Acquired Fund Fees and Expenses	—%		0.01	%(2)	0.01%
Total Annual Fund Operating Expenses	2.46%		2.11	%(2)	2.11%
Fee Waivers and/or Expense Reimbursements	—%		—	%(3)	—%

Total Annual Fund Operating Expenses After Fee Waivers
and/or Expense Reimbursements	2.46%		2.11	%(3)	2.11%

(Footnotes begin on page 8)

	Healthcare Fund (Target Fund) Investor C Shares		Health Sciences Opportunities Portfolio (Acquiring Fund) Investor C Shares		Health Sciences Opportunities Pro-Forma Combined Portfolio Investor C Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	1.00	%(6)	1.00	%(6)	1.00	%(6)
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	1.00%		0.74%		0.73%
Distribution (12b-1) and/or Service fees	1.00%		1.00%		1.00%
Other Expenses	0.40%		0.30%		0.31%
Acquired Fund Fees and Expenses	—%		0.01	%(2)	0.01%
Total Annual Fund Operating Expenses	2.40%		2.05	%(2)	2.05%
Fee Waivers and/or Expense Reimbursements	—%		—	%(3)	—%

Total Annual Fund Operating Expenses After Fee Waivers
and/or Expense Reimbursements	2.40%		2.05	%(3)	2.05%

	Healthcare Fund (Target Fund) Institutional Shares	Health Sciences Opportunities Portfolio (Acquiring Fund) Institutional Shares		Health Sciences Opportunities Pro-Forma Combined Portfolio Institutional Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	None	None		None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	1.00%	0.74%		0.73%
Distribution (12b-1) and/or Service fees	None	None		None
Other Expenses	0.32%	0.26%		0.28%
Acquired Fund Fees and Expenses	—%	0.01	%(2)	0.01%
Total Annual Fund Operating Expenses	1.32%	1.01	%(2)	1.02%
Fee Waivers and/or Expense Reimbursements	—%	—	%(3)	—%

Total Annual Fund Operating Expenses After Fee Waivers
and/or Expense Reimbursements	1.32%	1.01	%(3)	1.02%

(Footnotes begin on page 8)

	Healthcare Fund (Target Fund) Class R Shares	Health Sciences Opportunities Portfolio (Acquiring Fund) Class R Shares*		Health Sciences Opportunities Pro-Forma Combined Portfolio Class R Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	None	None		None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	1.00%	0.74%		0.73%
Distribution (12b-1) and/or Service fees	0.50%	0.50%		0.50%
Other Expenses	0.65%	0.32%		0.61%
Acquired Fund Fees and Expenses	—%	0.01	%(2)	0.01%
Total Annual Fund Operating Expenses	2.15%	1.57	%(2)	1.85%
Fee Waivers and/or Expense Reimbursements	—%	—	%(3)	(0.03	)%(4)

Total Annual Fund Operating Expenses After Fee Waivers
and/or Expense Reimbursements	2.15%	1.57	%(3)	1.82	%(4)

*	Class R Shares of the Acquiring Fund are inactive and have no assets.

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(2)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses.

(3)	If the Reorganization is completed, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit the Acquiring Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.55% (for Investor A Shares), 2.25% (for Investor B and Investor C Shares), 1.25% (for Institutional Shares) and 1.81% (for Class R Shares) of average daily net assets until February 1, 2012. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Fund.

(4)	The Acquiring Fund’s fee waiver and/or expense limitation agreement described in the prior footnote will remain in place with respect to Class R with the Combined Fund until June 1, 2012.

(5)	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares.

(6)	There is no CDSC on Investor C Shares after one year.

EXAMPLE:

     This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended April 30, 2010 for the Target Fund and September 30, 2010 for the Acquiring Fund and Health Sciences Opportunities Pro-Forma Combined Portfolio) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

		1 Year	3 Years	5 Years	10 Years

	Healthcare Fund (Target Fund) A Shares	$676	$995	$1,335	$2,294
	Health Sciences Opportunities Portfolio
	(Acquiring Fund) A Shares	$652	$921	$1,210	$2,032
	Health Sciences Opportunities
	Pro-Forma Combined Portfolio A Shares	$651	$918	$1,205	$2,021

		1 Year	3 Years	5 Years	10 Years

	Healthcare Fund (Target Fund) B Shares	$699	$1,117	$1,511	$2,577
	Health Sciences Opportunities Portfolio
	(Acquiring Fund) B Shares	$664	$1,011	$1,334	$2,240
	Health Sciences Opportunities
	Pro-Forma Combined Portfolio B Shares	$664	$1,011	$1,334	$2,237

		1 Year	3 Years	5 Years	10 Years

	Healthcare Fund (Target Fund) C Shares	$343	$748	$1,280	$2,736
	Health Sciences Opportunities Portfolio
	(Acquiring Fund) C Shares	$308	$643	$1,103	$2,379
	Health Sciences Opportunities
	Pro-Forma Combined Portfolio C Shares	$308	$643	$1,103	$2,379

		1 Year	3 Years	5 Years	10 Years

	Healthcare Fund (Target Fund)
	Institutional Shares	$134	$418	$723	$1,590
	Health Sciences Opportunities Portfolio
	(Acquiring Fund) Institutional Shares	$103	$322	$558	$1,236
	Health Sciences Opportunities
	Pro-Forma Combined Portfolio Institutional Shares	$104	$325	$563	$1,248

		1 Year	3 Years	5 Years	10 Years

	Healthcare Fund (Target Fund) R Shares	$218	$673	$1,154	$2,483
	Health Sciences Opportunities Portfolio
	(Acquiring Fund) R Shares*	$160	$496	$855	$1,867
	Health Sciences Opportunities
	Pro-Forma Combined Portfolio R Shares	$185	$579	$998	$2,167

Expenses if you did not redeem your shares:

		1 Year	3 Years	5 Years	10 Years

	Healthcare Fund (Target Fund) B Shares	$249	$767	$1,311	$2,577
	Health Sciences Opportunities Portfolio
	(Acquiring Fund) B Shares	$214	$661	$1,134	$2,240
	Health Sciences Opportunities
	Pro-Forma Combined Portfolio B Shares	$214	$661	$1,134	$2,237

		1 Year	3 Years	5 Years	10 Years

	Healthcare Fund (Target Fund) C Shares	$243	$748	$1,280	$2,736
	Health Sciences Opportunities Portfolio
	(Acquiring Fund) C Shares	$208	$643	$1,103	$2,379
	Health Sciences Opportunities
	Pro-Forma Combined Portfolio C Shares	$208	$643	$1,103	$2,379

*	Class R Shares of the Acquiring Fund are inactive and have no assets.

Portfolio Turnover

     Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate

Healthcare Fund (Target Fund)	4/30/10	96%
Health Sciences Opportunities Portfolio (Acquiring Fund)	9/30/10	184%

Federal Tax Consequences

     The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Target Fund, and the Trust on behalf of the Acquiring Fund, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

     The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and anticipate disposing of, or requesting the disposition of, approximately 40% of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization. With respect to any of the portfolio assets of the Target Fund that are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Target Fund’s taxable year or as a result of a transfer of an interest in a passive foreign investment company) by the Target Fund in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

     At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Target Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

     Procedures for the purchase, exchange, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical.

COMPARISON OF THE FUNDS

Principal Investment Risks

     Because of their similar investment objectives and investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund (including any corresponding non-principal risk in the other Fund) are set out in the table below.

Risk	Healthcare Fund (Target Fund)	Health Sciences Opportunities Portfolio (Acquiring Fund)

Convertible Securities Risk	Principal Risk	Non-Principal Risk
Depositary Receipts Risk	Principal Risk	Non-Principal Risk
Development Stage Company Risk	Principal Risk	N/A
Equity Securities Risk	Principal Risk	Principal Risk
Foreign Securities Risk	Principal Risk	Principal Risk
Healthcare-Related Securities Risk	Principal Risk	Principal Risk
Healthcare Sector (Concentration) Risk/
Concentration Risk	Principal Risk	Principal Risk
Investment Style Risk	N/A	Principal Risk
Market Risk and Selection Risk	Principal Risk	Principal Risk
Mid-Cap Securities Risk	N/A	Principal Risk
Non-Diversification Risk	Principal Risk	Principal Risk
Rights Risk	Principal Risk	N/A
Small Cap and Emerging Growth Securities Risk/
Small Cap Securities Risk	Principal Risk	Principal Risk

     There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the Target Fund shareholders could lose money. Shares of the Combined Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

     The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

     Concentration Risk — The Fund’s strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

     Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

     Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

     Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

     Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

     Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

     Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

     Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

     Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

     Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

     At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

     Healthcare-Related Securities Risk — Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Finally, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. A number of legislative proposals concerning healthcare have been introduced, considered or enacted by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of prepaid healthcare plans. The Fund cannot predict what proposals will be enacted or, if enacted, what effect they may have on healthcare-related companies.

     Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

     Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

     Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

     Non-Diversification Risk — Health Sciences Opportunities Portfolio is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

     Small Cap Securities Risk — Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

     The securities of small cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

Fundamental Investment Restrictions

     The Funds have similar fundamental investment restrictions, as indicated on Appendix I. Generally, neither of the Funds may: (i) issue senior securities; (ii) purchase or sell real estate, except that they may invest in securities secured by real estate; (iii) underwrite securities of other issuers; (iv) make investments for the purpose of exercising control; or (v) purchase or sell commodities or commodity contracts (with certain exceptions unique to each Fund).

     Differences between the Funds’ fundamental investment restrictions include:

  The Target Fund will invest more than 25% of its assets in the securities of issuers in healthcare-related industries, while the Acquiring Fund will invest more than 25% of its assets in the securities of issuers in health sciences or related industries.

  The Acquiring Fund may not borrow money except that it may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 1/3 of its total assets, while the Target Fund may not borrow money except that it may borrow from banks in amounts up to 1/3 of its total assets and may borrow an additional 5% of its total assets for temporary purposes. Notwithstanding its fundamental borrowing restriction, as a non-fundamental restriction, the Target Fund may not borrow amounts in excess of 10% of its total assets, and then only from banks as a temporary measure for extraordinary or emergency purposes.

  The Acquiring Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding, while the Target Fund, as a non-fundamental restriction, will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  The Acquiring Fund may not purchase securities on margin, make short sales of securities or maintain a short position, except that this limitation does not apply to the Fund’s transactions in futures contracts and related options or short sales against the box. The Target Fund may purchase securities on margin to the extent permitted by applicable law and, as a non-fundamental restriction, may not make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Target Fund currently does not intend to engage in short sales, except short sales against the box.

  The Acquiring Fund may not write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts, while the Target Fund does not have a similar investment restriction.

  The Acquiring Fund may not acquire another investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or as otherwise permitted by the 1940 Act, while the Target Fund, as a non-fundamental restriction, may not purchase securities of other investment companies, except to the extent permitted by applicable law.

     More information on each Fund’s investment restrictions is available in Appendix I.

Performance Information

     The following bar charts and tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. On January 31, 2005, Health Sciences Opportunities Portfolio reorganized with the State Street Research Health Sciences Fund (the “SSR Fund”). For periods prior to January 31, 2005, the chart and table show performance information for the SSR Fund, which had investment goals and strategies substantially similar to the Health Sciences Opportunities Portfolio. The performance of the Healthcare Fund Class R Shares for the period prior to January 3, 2003 is based on the performance of Institutional Shares, adjusted to reflect the distribution and service (12b-1) fees applicable to Class R Shares. The Health Sciences

Opportunities Portfolio Class R Shares have yet to commence operations. The Health Sciences Opportunities Portfolio Class R share performance is based on the Health Sciences Opportunities Portfolio’s Institutional share performance which is adjusted to reflect the fees and expenses applicable to the Class R Shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock Advisors and its affiliates had not waived or reimbursed certain Fund expenses during these periods, returns would have been lower. For more information concerning the performance of each Fund, please refer to each Fund’s Prospectus and Annual Report and/or Semi-Annual Report. As shareholders of a Fund, you have already received a copy of the Prospectus, Annual Report and Semi-Annual Report. You may request a copy of the Prospectus, Annual Report and Semi-Annual Report at no charge by calling (800) 441-7762 or writing the Fund.

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock Healthcare Fund, Inc.
(Target Fund)
As of 12/31

     During the ten-year period shown in the bar chart, the highest return for a quarter was 13.87% (quarter ended June 30, 2003) and the lowest return for a quarter was –17.14% (quarter ended March 31, 2008).

As of 12/31/10
Average Annual Total Returns	1 Year	5 Years	10 Years

BlackRock Healthcare Fund — Investor A
Return Before Taxes	(2.07)%	1.17%	2.13%
Return After Taxes on Distributions	(2.33)%	0.05%	1.27%
Return After Taxes on Distributions and Sale of Shares	(1.35)%	0.70%	1.60%
BlackRock Healthcare Fund — Investor B
Return Before Taxes	(2.08)%	1.12%	2.03%
BlackRock Healthcare Fund — Investor C
Return Before Taxes	1.57%	1.47%	1.88%
BlackRock Healthcare Fund — Institutional
Return Before Taxes	3.61%	2.50%	2.94%
BlackRock Healthcare Fund — Class R
Return Before Taxes	2.63%	1.74%	2.35%
Russell 3000® Healthcare Index
(reflects no deduction for fees, expenses or taxes)	5.88%	2.31%	0.21%
Standard & Poor’s (S&P 500) Index
(reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock Health Sciences Opportunities Portfolio
(Acquiring Fund)
As of 12/31

     During the ten-year period shown in the bar chart, the highest return for a quarter was 34.69% (quarter ended June 30, 2003) and the lowest return for a quarter was –15.15% (quarter ended June 30, 2002).

As of 12/31/10
Average Annual Total Returns	1 Year	5 Years	10 Years

BlackRock Health Sciences Opportunities Portfolio — Investor A
Return Before Taxes	1.55%	6.31%	9.24%
Return After Taxes on Distributions	0.70%	5.51%	8.52%
Return After Taxes on Distributions and Sale of Shares	1.72%	5.17%	7.88%
BlackRock Health Sciences Opportunities Portfolio — Investor B
Return Before Taxes	1.82%	6.28%	9.17%
BlackRock Health Sciences Opportunities Portfolio — Investor C
Return Before Taxes	5.39%	6.69%	9.03%
BlackRock Health Sciences Opportunities Portfolio — Institutional
Return Before Taxes	7.50%	7.82%	10.15%
BlackRock Health Sciences Opportunities Portfolio — Class R
Return Before Taxes	6.64%	6.96%	9.28%
Russell 3000® Health Care Index
(Reflects no deduction for fees, expenses or taxes)	5.88%	2.31%	0.21%
S&P 500® Index
(Reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

     The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

     The Russell 3000® Health Care Index is an unmanaged index representative of companies involved in medical services or health care in the Russell 3000® Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization.

     The S&P 500® Index is an unmanaged total return index that covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Management of the Funds

     BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Fund’s investments and its business operations subject to the oversight of the Board. While BlackRock Advisors is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors and its affiliates had approximately $3.648 trillion in investment company and other portfolio assets under management as of March 31, 2011.

     Robert Hodgson is the portfolio manager of the Target Fund and is responsible for the day-to-day management of the Target Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Thomas Callan, CFA and Erin Xie, PhD are the portfolio managers of the Acquiring Fund and are jointly and primarily responsible for the day-to-day management of the Acquiring Fund, both of whom are expected to become the portfolio managers of the Target Fund effective June 30, 2011. Mr. Callan and Ms. Xie are expected to serve as the portfolio managers of the Combined Fund following the completion of the Reorganization.

Portfolio Managers of the Combined Fund	Primary Role	Since	Title and Recent Biography

Thomas Callan, CFA	Jointly and primarily	2005	Managing Director of
	responsible for the day-to-day		BlackRock, Inc. since 1998;
	management of the Fund’s		Head of BlackRock’s Global
	portfolio, including setting the		Opportunities equity team.
Fund’s overall investment
strategy and overseeing the
management of the Fund

Erin Xie, PhD	Jointly and primarily	2003	Managing Director of
	responsible for the day-to-day		BlackRock, Inc. since 2006;
	management of the Fund’s		Director of BlackRock, Inc. in
	portfolio, including setting the		2005; Senior Vice President
	Fund’s overall investment		of State Street Research &
	strategy and overseeing the		Management from 2001 to
	management of the Fund		2005.

     The Acquiring Fund SAI provides additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Acquiring Fund and other funds managed by BlackRock Advisors.

Investment Advisory and Management Agreements

     Target Fund. The Target Fund has entered into a management agreement with BlackRock Advisors (the “Target Fund Management Agreement”), pursuant to which BlackRock Advisors is entitled to fees for its services computed on a daily basis and payable monthly. The maximum annual fee rate payable by the Target Fund to BlackRock Advisors under the Target Fund Management Agreement as a percentage of the Target Fund’s average daily net assets is 1.00%. For the fiscal year ended April 30, 2010, BlackRock Advisors received a fee at the annual rate of 1.00% of the Target Fund’s average daily net assets.

     BlackRock Advisors has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock Advisors, with respect to the Target Fund under which BlackRock Advisors pays BIM a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock pursuant to the Target Fund Management Agreement. BIM is responsible for the day-to-day management of the Target Fund.

     Acquiring Fund. The Trust, on behalf of the Acquiring Fund, has entered into a management agreement with BlackRock Advisors (the “Acquiring Fund Management Agreement”), pursuant to which BlackRock Advisors receives for its services to the Acquiring Fund a management fee at the following annual rates that decrease as the total assets of the Fund increase above the following levels:

Aggregate average daily net assets of the Health Sciences Opportunities Portfolio (Acquiring Fund)	Management Fee Rate

First $1 billion	0.750%
$1 billion to $2 billion	0.700%
$2 billion to $3 billion	0.675%
Greater than $3 billion	0.650%

There is no sub-adviser to the Acquiring Fund.

     BlackRock Advisors has currently agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any), of each share class of each Fund at the levels shown below. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses” in this Combined Prospectus/Proxy Statement.) To achieve these caps, BlackRock Advisors has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

     With respect to each of the Funds, BlackRock Advisors has currently agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Fund	Contractual Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)(1)	Total Annual Fund Operating
Expenses* after giving effect
to all applicable contractual
fee waivers and/or expense
reimbursements (excluding
Dividend Expense, Interest
Expense, Acquired Fund Fees
and Expenses and certain
		other Fund Expenses)**

Healthcare Fund (Target Fund)
Investor A	—	1.57%
Investor B	—	2.46%
Investor C	—	2.40%
Institutional	—	1.31%
Class R	—	2.15%
Health Sciences Opportunities Portfolio
(Acquiring Fund)
Investor A	1.55%	1.31%
Investor B	2.25%	2.09%
Investor C	2.25%	2.04%
Institutional	1.25%	1.00%
Class R***	1.81%	N/A
Combined Fund****
Investor A	1.55%	1.30%
Investor B	2.25%	2.10%
Investor C	2.25%	2.04%
Institutional	1.25%	1.01%
Class R	1.81%	1.81%

*	As a percentage of average daily net assets.

**	Includes expenses net of any contractual fee waivers, any class-level voluntary waivers, and waivers that may be imposed upon shares as a result of an equal reduction of fund-level fees for all classes.

***	Class R Shares of the Acquiring Fund are currently inactive and have no assets.

****	Assumes the Reorganization had taken place on September 30, 2010.

(1)	The contractual waivers or reimbursements are in effect until February 1, 2012 and for Class R, until June 1, 2012.

     Unlike the Target Fund, the Combined Fund may have to repay some of these contractual waivers and reimbursements to BlackRock Advisors in the following two years. The contractual fee waiver and/or expense reimbursement agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund.

     The Acquiring Fund Management Agreement will remain in place following the Reorganization and the management fee rate (breakpoint schedule) and expense caps of the Combined Fund under the Management Agreement will be identical to the current management fee rate (breakpoint schedule) and expense caps applicable to the Acquiring Fund.

     A discussion of the approval of the Board or the Board of Trustees of the Acquiring Fund, as applicable, of the Management Agreement with BlackRock Advisors on behalf of each Fund is included in the Fund’s Annual or Semi-Annual report for the fiscal period ended on the date indicated in the following chart:

Fund	Report for Fiscal Period

Health Sciences Opportunities Portfolio (Acquiring Fund)	9/30/10
Healthcare Fund (Target Fund)	10/31/10

     BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the Acquiring Fund Management Agreement, the principal terms of which are described below.

     Terms of the Management Agreements. The Target Fund Management Agreement and the Acquiring Fund Management Agreement (the “Management Agreements”) are similar and generally provide that, subject to the oversight of the Board or the Board of Trustees of the Acquiring Fund, as applicable, BlackRock Advisors will (either directly or through the sub-advisers employed by it) (i) act as investment adviser for and supervise and manage the investment and reinvestment of a Fund’s assets and (ii) provide a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds and may vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of a Fund. BlackRock Advisors will (either directly or through the sub-advisers employed by it) determine from time to time what securities and other investments will be purchased, retained or sold by a Fund and will place the daily orders for the purchase or sale of securities. BlackRock Advisors will provide the services rendered by it under this Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in such Fund’s Registration Statement and the resolutions of the Board or the Board of Trustees of the Acquiring Fund, as applicable.

     Under the Management Agreements, BlackRock Advisors will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940 and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of a Fund’s organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

     The Management Agreements provide that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to a Fund.

     Under the Management Agreements, BlackRock Advisors will maintain books and records with respect to a Fund.

     Under the Management Agreements, BlackRock Advisors will maintain a policy and practice of conducting its investment advisory services thereunder independently of the commercial banking operations of its affiliates. When BlackRock Advisors makes investment recommendations for a Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial departments of its affiliates. In dealing with commercial customers of its affiliates, BlackRock Advisors and the sub-advisers, if any, will not inquire or take into consideration whether securities of those customers are held by a Fund.

     Under the Management Agreements, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Management Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder. Each Management Agreement is terminable as to the respective Fund by vote of the applicable Board or by the holders of a majority of the outstanding voting securities of the respective Fund, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to a Fund on 60 days’ written notice to such Fund. Finally, BlackRock Advisors is liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

     The principal difference between the Management Agreements is that BlackRock Advisors performs significant administrative duties for the Target Fund pursuant to the Target Fund Management Agreement. The administrative duties of BlackRock Advisors pursuant to the Target Fund Management Agreement include: furnishing office facilities and equipment and clerical, bookkeeping and administrative services (other than such services already provided to the Target Fund by other Fund service providers); overseeing the preparation and filing of the Fund’s federal, state and local income tax returns and any other required tax returns; reviewing the appropriateness of and arranging for payment of the Fund’s expenses; preparing for review and approval by officers of the Fund financial information for the Fund’s Semi-Annual and Annual Reports, proxy statements and other communications with shareholders required or otherwise to be sent to Fund shareholders, and arranging for the printing and dissemination of such reports and communications to shareholders; overseeing the determination and publication of the Fund’s net asset value in accordance with the Fund’s policy as adopted from time to time by the Board of Directors, among other things.

Administration Agreement

     BlackRock Advisors and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly, PNC Global Investment Servicing (U.S.) Inc.) serve as the Trust’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Trust pays to BlackRock Advisors and BNY Mellon, on behalf of each of its funds, including the Acquiring Fund, a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of each fund’s average daily net assets, .065% of the next $500 million of each fund’s average daily net assets and .055% of the average daily net assets of each fund in excess of $1 billion for general administration services and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of each fund, .015% of the next $500 million of such average daily net assets and ..005% of the average daily net assets allocated to each class of shares of each fund in excess of $1 billion for additional administration services provided with respect to such class of shares. The Administration Agreement will remain in place following the closing of the Reorganization with respect to the Combined Fund.

     The Target Fund has not entered into an Administration Agreement. However, as noted above, BlackRock Advisors performs significant administrative functions for the Target Fund pursuant to the Target Fund Management Agreement.

Other Service Providers

	Healthcare Fund (Target Fund)	Health Sciences Opportunities Portfolio (Acquiring Fund)

Accounting Services Provider	State Street Bank and Trust	BNY Mellon
	Company	301 Bellevue Parkway
	600 College Road East	Wilmington, Delaware 19809
Princeton, New Jersey 08540

Custodian	JP Morgan Chase, N.A.	PFPC Trust Company
	4 Chase Metrotech Center,	8800 Tinicum Boulevard
	18th Floor	Philadelphia, Pennsylvania 19153
Brooklyn, New York 11245

Transfer Agent	BNY Mellon	BNY Mellon
	301 Bellevue Parkway	301 Bellevue Parkway
	Wilmington, Delaware 19809	Wilmington, Delaware 19809

Independent Registered Public	Deloitte & Touche LLP	Deloitte & Touche LLP
Accounting Firm	750 College Road East	1700 Market Street
	Princeton, New Jersey 08540	Philadelphia, Pennsylvania 19103

Legal Counsel	Sidley Austin LLP	Sidley Austin LLP
	787 Seventh Avenue	787 Seventh Avenue
	New York, New York 10019	New York, New York 10019

     Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributor; Distribution and Service Fees

     BlackRock Investments, LLC (“BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

     The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class:

Share Class	Annual Service Fee Rate	Annual Distribution Rate

Investor A	0.25%	None
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Institutional	None	None
Class R	0.25%	0.25%

     Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s distribution and service fees will be applied to investors.

Dividends and Distributions

     The Acquiring Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually. The Acquiring Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The Target Fund’s dividend and distribution policies are identical to the Acquiring Fund’s. Following the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund.

Purchase, Exchange, Redemption and Valuation of Shares

     Shareholders should refer to the Acquiring Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganization, except as noted below.

     Purchasing Shares. The Acquiring Fund offers its shares to the public on a continuous basis. Investor A, Investor C, Institutional and Class R Shares may be purchased through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. Class R Shares of the Acquiring Fund are currently not available for purchase, but will be available for purchase upon the closing of the Reorganization. Class R Shares are available only to certain retirement plans and other similar plans. Investor B Shares are offered on a very limited basis. Investor B Shares are currently available for purchase only through exchanges and dividend reinvestments by current holders of Investor B Shares and for purchase by certain employee benefit plans. Only certain investors are eligible to buy Institutional Shares.

     Shares of the Acquiring Fund may be purchased at Net Asset Value (“NAV”), plus any applicable sales charge, through written or telephone instructions. NAV is computed as of the close of trading on the New York Stock Exchange (“NYSE”) on any day the NYSE is open for trading. Orders to purchase shares must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

     Exchanging Shares. Acquiring Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock Advisors mutual fund complex, provided that the share class and fund is available and open to new investors, except as noted below. There is a minimum required amount for exchanges of Investor A, Investor B or Investor C Shares of $1,000 and none for Institutional Shares. Shares are exchanged at NAV. Class R Shares do not offer an exchange privilege.

     Redeeming Shares. The Acquiring Fund does not charge a redemption fee. Class R Shares and Institutional Shares are redeemed at NAV, while Investor A, Investor B and Investor C Shares are redeemed at NAV, adjusted for any applicable deferred sales charges. Investor A Shares do not have a CDSC, except there is a CDSC of 1.00% assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1 million or more. Investor B Shares have a CDSC of 4.50% for redemption of an investment within one year, and the CDSC for Investor B Shares decreases for redemptions made in subsequent years, with no CDSC after six years. Investor C Shares have a CDSC of 1.00% for redemption of an investment within 12 months after the investment. Investor A, Investor B, Investor C, Institutional and Class R Shares may be redeemed through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. NAV of the Acquiring Fund is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

     Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board of each Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

     Combined Fund. The Combined Fund’s valuation policies will be those of the Acquiring Fund, which are identical to those of the Target Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

     If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

     For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund SAI. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Market Timing Trading Policies and Procedures

     The Funds have identical market timing policies. See the Acquiring Fund Prospectus — “Account Information — Short-Term Trading Policy.”

FINANCIAL HIGHLIGHTS

     The financial highlights tables for the existing share classes of the Acquiring Fund that are contained in the Acquiring Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from the financial statements audited by Deloitte & Touche LLP. Financial highlights tables for the share classes of the Target Fund may be found in the Target Fund Prospectus and Annual Report and Semi-Annual Report, which are available without charge by calling (800) 441-7762.

INFORMATION ABOUT THE REORGANIZATION

     The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II and is incorporated herein by reference.

General

     Under the Reorganization Agreement, the Target Fund will transfer its assets to the Acquiring Fund in exchange for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The form of Reorganization Agreement is attached as Appendix II — “Form of Agreement and Plan of Reorganization.” The shares of the Acquiring Fund issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix II) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Acquiring Fund, the Target Fund will distribute the shares to its shareholders, and thereafter as soon as practicable after the Closing Date, the Target Fund will be dissolved as a Maryland corporation and de-registered as an investment company.

     The distribution of Acquiring Fund shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the respective pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

     As a result of the Reorganization, the Target Fund shareholder will own the same class of shares of the Combined Fund, as indicated in the table below. The Target Fund shareholder will receive shares of the Combined Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

Healthcare Fund (Target Fund)	Combined Fund

Investor A	Investor A
Investor B	Investor B
Investor C	Investor C
Institutional	Institutional
Class R	Class R

     No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Combined Fund in the Reorganization.

Terms of the Reorganization Agreement

     Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Target Fund on the Closing Date in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund.

     On the Closing Date, the Target Fund will transfer to the Acquiring Fund its assets in exchange solely for the shares of the Acquiring Fund that are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds, and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

     The Target Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed in accordance with applicable state law and the charter of the Target Fund. Thereafter, the Target Fund will be dissolved as a Maryland corporation and deregistered as an investment company.

     Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

     Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund, respectively, are conditioned upon, among other things:

  the approval of the Reorganization by the Target Fund’s shareholders;

  the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

  the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

  the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

  the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

  the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

  the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

     The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds, either before or after approval thereof by the shareholders of the Target Fund.

     The Board, including the Independent Board Members, recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interest of the Target Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Target Fund will not be diluted as a result of consummation of the Reorganization.

Reasons for the Reorganization

     The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

  that shareholders of each Fund will remain invested in a non-diversified, open-end fund that has greater net assets.

  that the investment objectives of the Target Fund and Acquiring Fund are similar, and that certain strategies of the Target Fund and the Acquiring Fund are similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary — Investment Objectives and Principal Investment Strategies.”

  that assuming the Reorganization had occurred on September 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of April 30, 2010, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of April 30, 2010.

  that the Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

  that the contractual and effective management fee rates for the Combined Fund are expected to be lower than the contractual and effective management fee rate for the Target Fund.

  that the same portfolio management team (as described above in “Comparison of the Funds — Management of the Funds”) that currently manages the Acquiring Fund is expected to manage the Combined Fund following the closing of the Reorganization.

  the relative performance histories of each Fund. See “Comparison of the Funds — Performance Information.”

  that the Target Fund shareholders will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated above in “Information about the Reorganization — General.”

  that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

  that the aggregate NAV of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate NAV of the shares that shareholders of the

Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

  that a portion of the costs associated with the Reorganization will be borne (to the extent incurred) by the Target Fund regardless of whether the Reorganization is consummated.

     For these and other reasons, the Board, including the Independent Board Members, concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interest of the Target Fund and the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives.

Material U.S. Federal Income Tax Consequences of the Reorganization

     The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

     It is a condition to the closing of the Reorganization that each Fund receive an opinion from Willkie Farr & Gallagher LLP, special tax counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

  No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund except for (A) any gain or loss that may be recognized on “Section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund.

  No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

  The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

  The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

  The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Fund upon the transfer, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

     The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. Each opinion will not express an opinion as to the tax effects to the Target Fund or the Acquiring Fund from the marking to market of certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

     The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

     Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

     The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and anticipate disposing of, or requesting the disposition of, approximately 40% of the assets of the Target Fund in preparation for, or as a result of, the Reorganization. A portion of the portfolio assets of the Target Fund may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund. As BlackRock cannot predict at this time the exact assets that may be sold, the amount of such assets that may be sold, or the price at which such assets may be sold, it is not possible for BlackRock to currently predict the amount of any distributions of capital gains that you may receive as a result of the Reorganization. Nonetheless, if all assets currently expected to be sold in preparation for, or as a result of, the Reorganization, had been sold at a sale price as of the close of business on April 29, 2011, the sales would result in a net capital gain of approximately $26.605 million or approximately $0.47 per share, assuming all shareholders as of April 29, 2011 elect to participate in the Reorganization and there is no attrition in the number of shareholders as of April 29, 2011.  This amount does not take into account current year net realized capital gains or losses, and any net unrealized appreciation or depreciation in the value of the assets, which could potentially reduce the amount of the distribution. Any capital gains recognized in these sales on a net basis will be distributed to shareholders as capital-gain distributions (to the extent of net realized long-term capital gains) and/or ordinary income dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions may be taxable to shareholders. The actual amount of capital gains or losses resulting from the sale of assets will differ from the amounts stated above due to changes in market conditions, global, regional and local events, socioeconomic and political conditions, portfolio composition and market values at the time of sale.

     The capital loss carryforwards of the Target Fund should not be limited by reason of the Reorganization. The Target Fund’s shareholders are expected to experience some dilution of their capital loss carryforwards per share as a result of the Reorganization. For five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the Acquiring Fund (if any) with capital loss carryforwards attributable to the Target Fund. As a result, it is possible that the shareholders of the Target Fund would receive taxable distributions of capital gains earlier than they would have in the absence of the Reorganization.

     Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

     The Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund. BlackRock Advisors or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The estimated expenses of the Reorganization for the Target Fund and the Acquiring Fund are $222,116 for the Target Fund and $100,908 for the Acquiring Fund. The foregoing estimated expenses for the Target Fund and the Acquiring Fund will be borne (to the extent incurred) by the Target Fund and BlackRock Advisors or its affiliates, respectively, regardless of whether the Reorganization is consummated. BlackRock Advisors follows a formula for determining how to allocate Reorganization costs. Each Fund is allocated all of the Reorganization costs attributable to such Fund. In addition, Reorganization costs common to more than one Fund will be allocated across the Funds based upon relative net assets or other appropriate methods. If BlackRock Advisors expects that a Fund will not recover that portion of the Reorganization costs allocated to it within one year as a result of expense savings directly related to the Reorganization, that portion of the costs will be borne by BlackRock Advisors or its affiliates. The Board of each Fund believes that this methodology is reasonable and equitable to the Funds and that the resulting costs to be borne by each Fund, if any, are reasonable.

     The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing.

     The portfolio managers of the Acquiring Fund anticipate disposing of, or requesting the disposition of, approximately 40% of the assets of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, brokerage commissions and other transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. If such dispositions occur prior to the Reorganization, the related brokerage commissions and other transaction costs will be borne by the Target Fund. If such dispositions occur after the Reorganization, the related brokerage commissions and other transaction costs will be borne by the Combined Fund. The brokerage commissions and other transaction costs associated with such dispositions and the subsequent purchase of other securities with the resulting proceeds are expected to be approximately $1.2 million. The portfolio managers will evaluate the portfolio of the Combined Fund on a continuing basis and the percentage of assets of the Target Fund that the portfolio managers of the Acquiring Fund anticipate disposing of or requesting the disposition of in preparation for, or as a result of, the Reorganization is subject to change.

Continuation of Shareholder Accounts and Plans; Share Certificates

     Upon consummation of the Reorganization, the Acquiring Fund will establish a position for the Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

     Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, special tax counsel to the Acquiring Fund. Certain matters concerning the issuance of shares of the Acquiring Fund have been passed on by Bingham McCutchen LLP, which serves as Massachusetts counsel to the Trust.

OTHER INFORMATION

Capitalization

     The following table sets forth as of September 30, 2010: (i) the unaudited capitalization of the Target Fund; (ii) the unaudited capitalization of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding

Healthcare Fund (Target)
Investor A	$134,036,475	$5.47	24,519,161
Investor B	$10,827,677	$3.48	3,115,338
Investor C	$52,583,692	$3.46	15,212,149
Institutional	$80,274,968	$6.17	13,015,445
Class R(1)	$11,001,523	$3.58	3,070,651
Total	$288,724,335	$4.90	58,936,744

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding

Health Sciences Opportunities Portfolio (Acquiring)
Investor A	$682,857,115	$28.18	24,234,460
Investor B	$47,855,216	$26.39	1,813,380
Investor C	$285,428,302	$26.37	10,822,701
Institutional	$232,696,909	$28.92	8,045,518
Service(2)	$11,704,034	$28.22	414,743
Total	$1,260,541,576	$27.81	45,330,802

Fund	Total Net Assets(3)	Net Asset Value Per Share	Shares Outstanding(4)

Pro Forma Adjustments
Investor A	$(1,650,593)		(19,820,813)
Investor B	$(100,563)		(2,708,855)
Investor C	$(675,317)		(13,243,918)
Institutional	$(1,026,448)		(10,275,420)
Class R	$(174,257)		(2,686,394)
Total	$(3,627,178)		(48,739,385)

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding

Health Sciences Opportunities Pro Forma
Combined Portfolio(5)
Investor A	$815,242,997	$28.18	28,932,808
Investor B	$58,582,330	$26.39	2,219,863
Investor C	$337,336,677	$26.37	12,790,932
Institutional	$311,945,429	$28.92	10,785,543
Class R	$10,827,266	$28.18	384,257
Service(2)	$11,704,034	$28.22	414,743
Total	$1,545,638,733	$27.84	55,528,146

(1)	The Acquiring Fund does not currently offer Class R Shares.

(2)	The Target Fund does not have Service Shares. No Service Shares will be issued in the Reorganization.

(3)	Reflects the distribution of undistributed net investment income of $3,405,062 attributable to the Target Fund and the charge for estimated Reorganization expenses of $222,116 attributable to the Target Fund.

(4)	Adjustments are due to differences in net asset value per share.

(5)	Assumes the Reorganization had taken place on September 30, 2010.

Shareholder Information

     As of the Record Date, there were approximately 57,110,235 shares of the Target Fund outstanding. As of such date, the Board members and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund. As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	59.74%	Investor A Shares	27.67%	28.44%
& Smith Incorporated	3rd Floor
	Jacksonville, FL 32246-6484

**Trust Company of America	PO Box 6503	7.63%	Investor A Shares	3.53%	3.63%
FBO #120	Englewood, CO 80155-6503

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	78.75%	Investor B Shares	3.10%	3.18%
& Smith Incorporated	3rd Floor
	Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	77.48%	Investor C Shares	18.66%	19.18%
& Smith Incorporated	3rd Floor
	Jacksonville, FL 32246-6484

**UBS WM USA	499 Washington Blvd 9th Floor	5.33%	Investor C Shares	1.28%	1.32%
	Jersey City, NJ 07310-2055

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	70.61%	Class R Shares	3.33%	3.42%
& Smith Incorporated	3rd Floor
	Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	66.57%	Institutional Shares	13.95%	14.34%
& Smith Incorporated	3rd Floor
	Jacksonville, FL 32246-6484

**	Record holder that does not beneficially hold the shares.

     As of the Record Date, there were approximately 44,931,076 shares of the Acquiring Fund outstanding. As of such date, the members of the Board of Trustees and officers of the Trust as a group owned less than 1% of the shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing

**Charles Schwab & Co Inc	101 Montgomery St.	12.90%	Investor A Shares	6.86%	5.55%
	San Francisco, CA 94104-4122

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	10.93%	Investor A Shares	5.81%	4.70%
& Smith Incorporated	Jacksonville, FL 32246-6484

**Pershing LLC	1 Pershing Plaza	9.84%	Investor A Shares	5.23%	4.23%
	Jersey City, NJ 07399-0001

**American Enterprise	P.O. Box 9446	5.41%	Investor A Shares	2.88%	2.33%
Investment Svcs	Minneapolis, MN 55474

**UBS WM USA	499 Washington Blvd 9th Floor	5.17%	Investor A Shares	2.75%	2.22%
	Jersey City, NJ 07310-2055

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	22.43%	Investor B Shares	0.83%	0.67%
& Smith Incorporated	Jacksonville, FL 32246-6484

**Pershing LLC	1 Pershing Plaza	18.64%	Investor B Shares	0.69%	0.56%
	Jersey City, NJ 07399-0001

**First Clearing LLC	2801 Market Street	9.83%	Investor B Shares	0.36%	0.29%
	St. Louis, MO 63103

**CitiGroup Global	333 West 34th Street	5.28%	Investor B Shares	0.19%	0.16%
Markets Inc.	3rd Floor
	New York, NY 10001

**Merrill Lynch Pierce	4800 Deer Lake Drive East	44.41%	Investor C Shares	10.65%	8.61%
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

**Morgan Stanley & Co.	Harborside Financial Center	7.10%	Investor C Shares	1.70%	1.38%
	Plaza II
	3rd Floor
	Jersey City, NJ 07311

**First Clearing LLC	2801 Market Street	7.07%	Investor C Shares	1.70%	1.37%
	St. Louis, MO 63103

**UBS WM USA	499 Washington Blvd	6.56%	Investor C Shares	1.57%	1.27%
	9th Floor
	Jersey City, NJ 07310-2055

**Pershing LLC	1 Pershing Plaza	6.17%	Investor C Shares	1.48%	1.20%
	Jersey City, NJ 07399-0001

**CitiGroup Global	333 West 34th Street	5.57%	Investor C Shares	1.34%	1.08%
Markets Inc.	3rd Floor
	New York, NY 10001

**Merrill Lynch Pierce	4800 Deer Lake Drive East	35.96%	Institutional Shares	6.54%	5.29%
Fenner & Smith Incorporated	Jacksonville, FL 32246-6484

**Charles Schwab & Co Inc	101 Montgomery St.	11.35%	Institutional Shares	2.06%	1.67%
	San Francisco, CA 94104-4122

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing

**Prudential Investment	3 Gateway Center	9.27%	Institutional Shares	1.69%	1.36%
MGTS Service	10th Floor
	100 Mulberry Street
	Newark, NJ 07102-4056

**CitiGroup Global	333 West 34th Street	7.82%	Institutional Shares	1.42%	1.15%
Markets Inc.	3rd Floor
	New York, NY 10001

**LPL Financial	9785 Towne Center	5.69%	Institutional Shares	1.04%	0.84%
	San Diego, CA 91921

**Pershing LLC	1 Pershing Plaza	7.83%	Service Class	0.07%	0.06%
	Jersey City, NJ 07399-0001

**NFS LLC FEBO	200 Liberty Street	7.06%	Service Class	0.07%	0.05%
Bryan E Joseph TTEE	4th Floor
Roger Barnes TTEE	New York, NY 10281
Diocese of Orlando

**Douglas Devlin/	9805 Double R BLVD #200	5.93%	Service Class	0.06%	0.05%
Gregory Hammond	Reno, NV 89521
LMC Resources RSP

**TD Ameritrade Inc	PO Box 2226	5.50%	Service Class	0.05%	0.04%
	Omaha, NE 68103-2226

**	Record holder that does not beneficially hold the shares.

Shareholder Rights and Obligations

     The Target Fund, previously known as Sci/Tech Holdings, Inc., was incorporated under Maryland law on October 29, 1982, and is a registered, open-end management investment company. Effective April 27, 1992, the Target Fund changed its name to Merrill Lynch Healthcare Fund, Inc. and, effective September 29, 2006, changed its name to BlackRock Healthcare Fund, Inc. As of August 27, 2010, the Target Fund has an authorized capital of 900,000,000 shares of Common Stock, par value of $0.10 per share, divided into five classes designated Investor A, Investor B, Investor C, Institutional and Class R Common Stock. As a result of the Reorganization, Target Fund shareholders will become shareholders of a series of a Massachusetts business trust.

     The Acquiring Fund is a series of BlackRock FundsSM, which was organized as a Massachusetts business trust on December 22, 1988, and is a registered, open-end management investment company. Effective January 31, 1998, the Trust changed its name from Compass Capital FundsSM to BlackRock FundsSM. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

     With respect to both Funds, shares of the same class within a Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and has exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures (except that Investor B shareholders may vote upon any material changes to expenses charged under the Investor A Distribution Plan).

     There are no preemptive rights in connection with shares of the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Business Trusts

     The following description is based on relevant provisions of the Maryland General Corporation Law/applicable Massachusetts law and a Fund’s operative documents. This summary does not purport to be complete and we refer you to the Maryland General Corporation Law/applicable Massachusetts law and the relevant Fund’s operative documents.

In General

     A fund organized as a series of a Massachusetts business trust, such as the Acquiring Fund, which is a series of BlackRock FundsSM, is governed by that trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

     A fund organized as a Maryland corporation, such as the Target Fund, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

     Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for the Trust (“Declaration”) contains such provisions.

     Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration contains such provisions.

Maryland Corporations

     A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

     Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The charter of the Target Fund contains such provisions.

Election and Removal of Directors

     Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Target Fund may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provides, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Target Fund’s bylaws contain such a provision. Shareholders may, in accordance with the terms of the charters and bylaws of the Target Fund, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Target Fund will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees or of a change in fundamental policies, objectives or restrictions.

Amendments to the Charter

     Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The charter of the Target Fund permits the Board to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Target Fund’s charter does not prohibit the Board from doing so.

Issuance of Shares

     The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

     Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

     Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Business Trusts

     The Acquiring Fund is governed by the Declaration of Trust (the “Declaration”) and Code of Regulations (the “By-Laws,” together with the Declaration, the “Governing Documents”). Under the Declaration, any determination as to what is in the interests of the Trust made by the Trustees in good faith is conclusive, and in construing the provisions of the Declaration, there is a presumption in favor of a grant of power to the Trustees. Further, the Declaration provides that certain determinations made in good faith by the Trustees are binding upon the Trust and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the Acquiring Fund’s Governing Documents.

Shareholder Voting

     The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

     The Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as a shareholder of a Massachusetts business corporation) and certain amendments to the Declaration. Shareholders have no power to vote on any matter except as required by applicable law, the Governing Documents, or as otherwise determined by the Trustees.

     There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least ten percent of the outstanding shares entitled to vote. The Declaration provides that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Except as may otherwise be required by applicable law, the Declaration or the Trustees, the affirmative vote of a majority of the shares present in person or by proxy is required to approve a matter, except that Trustees are elected by plurality vote.

Election and Removal of Trustees

     The Declaration provides that the Trustees determine the size of the board of trustees, subject to a maximum of twenty, and set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the board of trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed at any time with or without cause by action of at least two-thirds of the remaining Trustees.

Issuance of Shares

     Under the Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to additional shares. Shares are subject to such other preference, conversion, exchange or similar rights, as the Trustees may determine.

Series and Classes

     The Declaration gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees are also authorized to merge or terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declaration

     Amendments to the Declaration generally require a vote by a majority of the outstanding shares voting in the aggregate and not by class except to the extent that applicable law may require voting by class, although certain amendments may be made by the Trustees without a shareholder vote. However, no amendment may be made that would impair the exemption from personal liability of the trustees or shareholders of the trust, or that would permit an assessment upon any shareholder.

Shareholder, Trustee and Officer Liability

     The Governing Documents provide that shareholders have no personal liability for the acts or obligations of the Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Governing Documents provide that any person who is a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration also provides that Trustees may rely in good faith on expert advice.

Derivative Actions

     Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

     The foregoing is only a summary of certain rights of shareholders under the charter documents governing the Target Fund and the Acquiring Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

     The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. In the event the Reorganization is not completed, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Target Fund should send such proposal to the BlackRock Healthcare Fund, Inc., Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Acquiring Fund should send such proposal to the BlackRock FundsSM, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

     Under the Target Fund’s by-laws or Code of Regulations, in order for a shareholder proposal to be considered for presentation at a shareholders’ meeting, other than a proposal presented under rules promulgated by the SEC, the shareholder making the proposal must meet the requirements set out in the by-laws or Code of Regulations including with respect to the timeliness of submission. To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Target Fund not later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

Solicitation of Proxies

     Solicitations of proxies are being made on behalf of the Target Fund primarily by the mailing of the Notice of Special Meeting of shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about May 23, 2011. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Target Fund has retained Computershare Fund Services (“Computershare”), located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the solicitation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), located at 51 Mercedes Way, Edgewood, New York 11717, will assist the Target Fund in the distribution of proxy materials and the tabulation of proxies. Target Fund shareholders may receive a telephone call from Computershare asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with the combination of the Target Fund with the Acquiring Fund are estimated to be approximately $88,930, which will be borne by the Target Fund.

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Target Fund. Representatives of BlackRock Advisors and its affiliates and other representatives of the Target Fund may also solicit proxies. Questions about the proposal should be directed to Computershare at 1-866-963-6126.

     Computershare and/or Broadridge will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

     This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Target Fund into the Acquiring Fund and the solicitation of proxies by and on behalf of the Board for use at the Special Meeting. The Special Meeting will be held on Friday, June 24, 2011 at 10:30 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or at such later time as is made necessary by adjournment or postponement.

As of the Record Date, the Target Fund had the following number of shares outstanding:

Share Class	Number of shares

Investor A	26,449,382.770
Investor B	2,246,003.780
Investor C	13,753,806.750
Institutional	11,967,556.354
Class R	2,693,486.254

     Only shareholders of record on April 27, 2011 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

     Approval by the Target Fund of the proposed Reorganization will require the affirmative vote of a majority of the shares outstanding and entitled to vote at the Target Fund’s Special Meeting, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The Board has fixed the close of business on April 27, 2011 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

     If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting, or any adjournments or postponements thereof.

     A majority of the outstanding shares of the Target Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

     The chairman of any meeting of the shareholders may adjourn the meeting from time to time to reconvene at the same or some other place, whether or not a quorum is present. Notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjourned meeting is held not more than 120 days after the original record date. At the adjourned meeting, any business may be transacted that might have been transacted at the original meeting. If a shareholder vote is called and a quorum is present, any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote on such adjournment; if a quorum is not present, any such adjournment will require the affirmative vote of the holders of a majority of votes cast. The absence from any meeting, in person or by proxy, of a quorum for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum in respect of such other matters. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

     All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the Reorganization.

     Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

     Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Target Fund, or by voting in person at the Special Meeting.

     Voting by Mail. To vote by mail, you should date and sign the proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

     Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand.

     Internet Voting. To vote over the Internet, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session.

     Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card by mail.

     A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

     The Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     You are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

May 20, 2011

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APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions of the Target Fund

The Target Fund may not:

     1. Invest more than 25% of its assets, taken at market value at the time of purchase, in the securities of issuers in any particular industry (except that the Fund will invest greater than 25% of its assets in the securities of issuers in the healthcare related industries and excluding the U.S. Government and its agencies and instrumentalities).

     2. Make investments for the purpose of exercising control or management.

     3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and, except further, that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time.

     5. Issue senior securities to the extent such issuance would violate applicable law.

     6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act’) in selling portfolio securities.

     8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and its Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the United States Commodity Exchange Act (“CEA”).

     Except with respect to restriction 6, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Fundamental Investment Restrictions of the Acquiring Fund

     The Acquiring Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

The Acquiring Fund may not:

     1. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (d) Health Sciences Opportunities will cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in health sciences or related industries as described in the prospectuses.

     2. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     3. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act.

     4. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

     5. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

     6. Purchase securities of companies for the purpose of exercising control.

     7. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     8. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     9. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

     10. Purchase or sell commodities except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

     Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BlackRock Advisors determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [     ] day of [                   ], 2011, by and between BlackRock Healthcare Fund, Inc., a registered investment company and a Maryland corporation (the “Target Fund”), and BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “Acquiring Company”), on behalf of BlackRock Health Sciences Opportunities Portfolio, a separate series of the Acquiring Company (the “Acquiring Fund”).

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and Investor A, Investor B, Investor C, Institutional and Class R shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund, and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”);

     WHEREAS, the Target Fund and the Acquiring Company are both open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

     WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

     WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

     WHEREAS, the Board of Trustees of the Acquiring Company has determined that the Reorganization is in the best interests of the Acquiring Fund;

     WHEREAS, the Board of Directors of the Target Fund has determined that the Reorganization is in the best interest of the Target Fund and determined that the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund shareholders as of the record date for determining the Target Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”);

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (i) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the Investor A shares of the Target Fund correspond to the Investor A shares of the Acquiring Fund, Investor B shares of the Target Fund correspond to Investor B shares of the Acquiring Fund, Investor C shares of the Target Fund correspond to Investor C shares of the Acquiring Fund, Institutional shares of the Target Fund correspond to Institutional shares of the Acquiring Fund, and Class R shares of the Target Fund correspond to Class R shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Target Fund’s rights under this Agreement (the “Assets”).

     1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

     1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Fund shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date and (ii) the Acquiring Company shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Company Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders and (ii) the Target Fund will dissolve. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

     1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

     1.10 ACTION BY THE ACQUIRING COMPANY; ACTION BY TARGET FUND. The Acquiring Company shall take all actions expressed herein as being the obligations of the Acquiring Company, on behalf of the Acquiring Fund. The Target Fund shall take all actions expressed herein as being the obligations of the Target Fund.

ARTICLE II

VALUATION

     2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Investor A, Investor B, Investor C, Institutional and Class R Acquiring Fund Shares shall be the net asset value per share for the Investor A, Investor B, Investor C, Institutional and Class R Shares of the Acquiring Fund, respectively, of the Target Fund computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the third quarter of 2011, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund, (the “Acquiring Fund Custodian”), for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

     3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

     (a) The Target Fund is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Target Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

     (b) The Target Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the

1940 Act is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

     (c) The Registration Statement on Form N-14 of the Acquiring Company and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the SEC and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The Target Fund’s prospectus, statement of additional information and shareholder reports, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Fund will not result in the violation of Maryland law, or any provision of the Target Fund’s articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound.

     (f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

     (g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Fund’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (h) (i) The audited financial statements of the Target Fund as of April 30, 2010, and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Target Fund for the six months ended October 31, 2010, have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

     (i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of April 30, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

     (j) Since April 30, 2010, there has not been (i) any pending or to the knowledge of the Target Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

     (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (l) The Target Fund is authorized to issue 900,000,000 shares of common stock, par value $0.10 per share, of the Target Fund. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

     (m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

     (n) Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, (i) the Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

     (p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

     (q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

     (r) The Target Fund has called a special meeting of its shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [            ], 2011 (or such other date as the parties may agree to in writing).

     (s) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     4.2 REPRESENTATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

     (a) The Acquiring Company is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Acquiring Company’s declaration of trust. The Acquiring Company has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Acquiring Company is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Acquiring Company or the Acquiring Fund. The Acquiring Company, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

     (b) The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

     (c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Company by the Target Fund. Any written information furnished by the Acquiring Company with respect to the Acquiring Company or the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The prospectus, statement of additional information and shareholder reports of the Acquiring Company, in each case relating to the Acquiring Fund, and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Company, on behalf of the Acquiring Fund, will not result in the violation of, Massachusetts law or any provision of the Acquiring Company’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound.

     (f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Company’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (g) (i) The audited financial statements of the Acquiring Fund as of September 30, 2010 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Acquiring Fund for the six months ended March 31, 2011 will be prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which will have been furnished to the Acquiring Fund) will fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

     (h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of September 30, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

     (i) Since September 30, 2010, there has not been (i) any pending or to the knowledge of the Acquiring Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

     (j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (k) The Acquiring Company is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of the Acquiring Fund. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

     (l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

     (m) The Acquiring Company on behalf of the Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Company. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Company, on behalf of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

     (o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

     (p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

     (q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING COMPANY,
ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Fund.

     5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Company’s officers and agents all books and records of the Target Fund, and the Acquiring Fund shall make available to the Target Fund’s officers and agents all books and records of the Acquiring Fund.

     5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

     5.5 CONTRACT TERMINATION. The Target Fund will terminate all agreements to which the Target Fund is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Company, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Target Fund contemplated by Section 4.1(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meeting of the shareholders of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

     5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

     Neither the Acquiring Fund (nor the Acquiring Company on behalf of the Acquiring Fund) nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

     5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Company, the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

     5.10 AUTHORIZATIONS. The Acquiring Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

     5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

     5.12 PROXY. The Target Fund agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the combined prospectus/proxy statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

     The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Acquiring Company, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2 The Board of Directors of the Target Fund has approved this Agreement.

     6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND

     The obligations of the Acquiring Company and the Acquiring Fund to consummate the transactions provided for herein shall be subject, at their election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

     7.3 The Board of Trustees of the Acquiring Company has approved this Agreement with respect to the Acquiring Fund.

     7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

     7.5 The Target Fund shall have taken all steps required to terminate all agreements to which the Target Fund is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET FUND

     If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund, the Acquiring Company or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the Target Fund shareholders as of the Shareholder Meeting Record Date in accordance with the provisions of the Target Fund’s articles of incorporation and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Fund, may waive the condition set forth in this paragraph 8.1.

     8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

     8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund, the Acquiring Fund, or the Acquiring Company or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.6 The Acquiring Company, on behalf of the Acquiring Fund, and the Target Fund each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax counsel to the Acquiring Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

     (a) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

     (b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

     (c) under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

     (d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

     (e) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

     (f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

     (g) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

     (h) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

     Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Target Fund, may waive the conditions set forth in this paragraph 8.6.

     The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

     The Target Fund and the Acquiring Fund (for purposes of this Article IX only, each, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any) expenses relating to preparing, printing and mailing the proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless BlackRock Advisors, LLC or one of its affiliates has agreed to bear the expenses of a particular Fund pursuant to a separate arrangement between BlackRock Advisors, LLC and such Funds. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Company, on behalf of the Acquiring Fund, and the Target Fund agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Company, on behalf of the Acquiring Fund, and the Target Fund. In addition, the Acquiring Company or the Target Fund may at its option terminate this Agreement at or before the Closing Date due to:

     (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Directors/Trustees, or officers, as applicable, to the other party or its Board of Directors/Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Company and the Target Fund as specifically authorized by their respective Board of Directors/Trustees provided, however, that, following the meeting of the Target Fund shareholders called by the Target Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Acquiring Company Trustees, shareholders, nominees, officers, agents or employees personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Company’s declaration of trust and bylaws. Moreover, no series of the Acquiring Company, other than the Acquiring Fund, shall be responsible for the obligations of the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Company on behalf of the Acquiring Fund, and the Board of Directors of the Target Fund, and signed by authorized officers of the Acquiring Company acting as such. Neither the authorization by such Board of Trustees, nor the execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Company’s declaration of trust and bylaws.

ARTICLE XIV

NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK HEALTHCARE FUND, INC.
By:

Name:
Title:

BLACKROCK FUNDSSM, on behalf of its series,
BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO
By:

Name:
Title:

Code #Proxy-HSO-0511

BLACKROCK HEALTHCARE FUND, INC.

BlackRock Health Sciences Opportunities Portfolio
BLACKROCK FUNDSSM

PART B

STATEMENT OF ADDITIONAL INFORMATION

May 20, 2011

     This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the BlackRock Healthcare Fund, Inc. (the “Healthcare Fund” or the “Target Fund”), into the BlackRock Health Sciences Opportunities Portfolio (the “Health Sciences Fund” or the “Acquiring Fund” and together with the Target Fund, the “Funds”), a series of BlackRock FundsSM (the “Trust”).

     This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated May 20, 2011 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the Target Fund in exchange for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The Target Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

     This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

     Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

*	The accompanying notes are an integral part of the pro forma condensed combined financial statements and schedule.

SAI-1

ADDITIONAL INFORMATION ABOUT
THE TARGET FUND AND THE ACQUIRING FUND

     For the Target Fund: Incorporates by reference the Semi-Annual Report to shareholders for the fiscal period ended October 31, 2010, filed January 6, 2011 (SEC Accession No. 0000900092-11-000029), as filed with the Securities and Exchange Commission (the “SEC”), and the Annual Report to shareholders for the fiscal year ended April 30, 2010, filed July 8, 2010 (SEC Accession No. 0000900092-10-000448), as filed with the SEC.

     For the Acquiring Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the Acquiring Fund dated January 28, 2011, as amended May 16, 2011 and as supplemented (SEC Accession No. 0000891092-11-000519), and the Annual Report for the fiscal year ended September 30, 2010, filed December 7, 2010 (SEC Accession No. 0001193125-10-275548), as filed with the SEC.

FINANCIAL STATEMENTS

     This SAI incorporates by reference (i) the Semi-Annual Report to shareholders of the Target Fund for the fiscal period ended October 31, 2010, (ii) the Annual Report to shareholders of the Target Fund for the fiscal year ended April 30, 2010, and (iii) the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended September 30, 2010, each of which has been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

     Pro forma condensed combined financial statements of the Target Fund and the Acquiring Fund are provided on the following pages.

     The unaudited pro forma condensed combined schedule of investments and pro forma condensed combined statement of assets and liabilities reflect financial positions as if the Reorganization occurred on September 30, 2010. The unaudited pro forma condensed combined statement of operations reflects expenses for the twelve months ended September 30, 2010. The pro forma condensed combined financial statements give effect to the proposed exchange of assets of the Target Fund in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, with the Acquiring Fund being the surviving entity in each case. The proposed Reorganization will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is anticipated that the portfolio managers of the Acquiring Fund will dispose of or request the disposition of approximately 40% of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. The portfolio managers will evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is subject to change. Nothing, however, will require either the Target Fund or the Combined Fund to dispose of holdings in the Target Fund portfolio if, in the reasonable judgment of the Board, on behalf of the Target Fund or the Combined Fund, or the investment adviser of the Target Fund, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

SAI-2

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Healthcare Fund, Inc. and BlackRock Health Sciences Opportunities Portfolio
as of September 30, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BlackRock Healthcare Fund, Inc.(g)		BlackRock Health Sciences Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio Pro Forma Combined

	Shares	Value	Shares	Value	Shares	Value

COMMON STOCKS
Biotechnology — 22.4%
3SBio, Inc. — ADR(a)	—	$—	185,500	$2,407,790	185,500	$2,407,790
Acorda Therapeutics, Inc.	28,300	934,466	—	—	28,300	934,466
Alexion Pharmaceuticals, Inc.(a)	177,300	11,411,028	73,000	4,698,280	250,300	16,109,308
Amgen, Inc.(a)	303,200	16,709,352	379,310	20,903,774	682,510	37,613,126
ArQule, Inc.(a)	—	—	75,300	387,795	75,300	387,795
Biogen Idec, Inc.(a)	—	—	406,000	22,784,720	406,000	22,784,720
BioMarin Pharmaceutical, Inc.(a)	47,600	1,063,860	926,700	20,711,745	974,300	21,775,605
Celgene Corp.(a)	291,300	16,781,793	951,700	54,827,437	1,243,000	71,609,230
Cephalon, Inc.	143,200	8,941,408	—	—	143,200	8,941,408
Cubist Pharmaceuticals, Inc.(a)	—	—	79,600	1,861,844	79,600	1,861,844
Dendreon Corp.	58,000	2,388,440	—	—	58,000	2,388,440
Genzyme Corp.(a)	291,000	20,599,890	173,700	12,296,223	464,700	32,896,113
Gilead Sciences, Inc.(a)	559,500	19,923,795	1,139,900	40,591,839	1,699,400	60,515,634
Human Genome Sciences, Inc.(a)	346,000	10,307,340	348,700	10,387,773	694,700	20,695,113
Incyte Corp. Ltd.(a)(b)	—	—	372,700	5,959,473	372,700	5,959,473
Ironwood Pharmaceuticals, Inc.(a)	—	—	184,800	1,881,264	184,800	1,881,264
Onyx Pharmaceuticals, Inc.	138,400	3,650,992	—	—	138,400	3,650,992
United Therapeutics Corp.(a)	—	—	168,200	9,420,882	168,200	9,420,882
Vertex Pharmaceuticals, Inc.(a)	359,300	12,421,001	348,300	12,040,731	707,600	24,461,732

		125,133,365		221,161,570		346,294,935

Chemicals — 0.5%
Sigma-Aldrich Corp.	—	—	137,000	8,272,060	137,000	8,272,060

Health Care Equipment &
Supplies — 16.7%
Alcon, Inc.	—	—	98,150	16,370,438	98,150	16,370,438
Alere, Inc.(a)	—	—	514,400	15,910,392	514,400	15,910,392
Baxter International, Inc.	6,300	300,573	461,100	21,999,081	467,400	22,299,654
Becton, Dickinson & Co.	—	—	177,300	13,137,930	177,300	13,137,930
CareFusion Corp.(a)	—	—	606,600	15,067,944	606,600	15,067,944
China Kanghui Holdings,
Inc. — ADR(a)	—	—	82,200	1,164,774	82,200	1,164,774
China Medical Technologies,
Inc. — ADR(a)	—	—	177,000	2,299,230	177,000	2,299,230
The Cooper Cos., Inc.	—	—	278,700	12,881,514	278,700	12,881,514
Covidien Plc	26,700	1,073,073	194,000	7,796,860	220,700	8,869,933
Gen-Probe, Inc.(a)	—	—	506,100	24,525,606	506,100	24,525,606
Hansen Medical, Inc.	780,000	1,115,400	—	—	780,000	1,115,400
Hill-Rom Holdings, Inc.	—	—	490,700	17,611,223	490,700	17,611,223
Hologic, Inc.(a)	—	—	1,330,300	21,298,103	1,330,300	21,298,103
Hospira, Inc.	19,500	1,111,695	—	—	19,500	1,111,695
Immucor, Inc.(a)	—	—	161,200	3,196,596	161,200	3,196,596
Masimo Corp.	180,300	4,923,993	115,000	3,140,650	295,300	8,064,643
Medtronic, Inc.	—	—	203,000	6,816,740	203,000	6,816,740
Nobel Biocare Holding AG	—	—	30,600	550,187	30,600	550,187
NuVasive, Inc.	59,000	2,073,260	—	—	59,000	2,073,260
Sirona Dental Systems, Inc.(a)	—	—	188,200	6,782,728	188,200	6,782,728
Sonova Holding AG	—	—	21,000	2,567,181	21,000	2,567,181
St. Jude Medical, Inc.(a)	—	—	1,065,900	41,932,506	1,065,900	41,932,506
Stryker Corp.	—	—	125,200	6,266,260	125,200	6,266,260
Trauson Holdings Co.(a)	—	—	819,700	383,499	819,700	383,499
Varian Medical Systems, Inc.(a)	—	—	103,800	6,279,900	103,800	6,279,900

		10,597,994		247,979,342		258,577,336

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Healthcare Fund, Inc. and BlackRock Health Sciences Opportunities Portfolio
as of September 30, 2010 (Unaudited) (continued)
(Percentages shown are based on Combined Net Assets)

	BlackRock Healthcare Fund, Inc.(g)		BlackRock Health Sciences Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio Pro Forma Combined

	Shares	Value	Shares	Value	Shares	Value

COMMON STOCKS (continued)
Health Care Providers &
Services — 30.2%
Aetna, Inc.	236,700	$7,482,087	1,353,600	$42,787,296	1,590,300	$50,269,383
AMERIGROUP Corp.	30,000	1,274,100	—	—	30,000	1,274,100
AmerisourceBergen Corp.	295,800	9,069,228	961,700	29,485,722	1,257,500	38,554,950
CIGNA Corp.	288,300	10,315,374	680,800	24,359,024	969,100	34,674,398
Community Health Systems, Inc.(a)	—	—	644,500	19,960,165	644,500	19,960,165
DaVita, Inc.(a)	—	—	604,830	41,751,415	604,830	41,751,415
Express Scripts, Inc.(a)	177,400	8,639,380	323,820	15,770,034	501,220	24,409,414
Fresenius Medical Care AG
& Co. KGaA	—	—	729,300	45,040,718	729,300	45,040,718
Health Management Assoc.,
Inc. — Class A(a)	—	—	597,400	4,576,084	597,400	4,576,084
Henry Schein, Inc.(a)	—	—	393,900	23,074,662	393,900	23,074,662
Laboratory Corp. of America
Holdings	87,700	6,878,311	—	—	87,700	6,878,311
Medco Health Solutions, Inc.(a)	227,400	11,838,444	264,350	13,762,061	491,750	25,600,505
MEDNAX, Inc.(a)	—	—	153,300	8,170,890	153,300	8,170,890
Quest Diagnostics, Inc.	107,400	5,420,478	192,200	9,700,334	299,600	15,120,812
Sinopharm Group Co. — H Shares	—	—	305,300	1,256,882	305,300	1,256,882
Tenet Healthcare Corp.(a)	—	—	2,783,900	13,140,008	2,783,900	13,140,008
UnitedHealth Group, Inc.	330,500	11,603,855	1,192,000	41,851,120	1,522,500	53,454,975
WellCare Health Plans, Inc.	98,700	2,858,352	—	—	98,700	2,858,352
WellPoint, Inc.(a)	282,000	15,972,480	665,400	37,688,256	947,400	53,660,736

		91,352,089		372,374,671		463,726,760

Health Care Technology — 1.2%
Allscripts-Misys Healthcare
Solutions, Inc.(a)	190,100	3,511,147	760,200	14,040,894	950,300	17,552,041
Cerner Corp.	19,500	1,637,805	—	—	19,500	1,637,805

		5,148,952		14,040,894		19,189,846

Internet Software and
Services — 1.5%
WebMD Health Corp., Class A	470,000	23,438,900	—	—	470,000	23,438,900

Life Sciences Tools
& Services — 7.0%
Affymetrix, Inc.	341,200	1,555,872	—	—	341,200	1,555,872
Covance, Inc.(a)	—	—	222,700	10,420,133	222,700	10,420,133
Dionex Corp.(a)	—	—	224,700	19,423,068	224,700	19,423,068
Life Technologies Corp.(a)	—	—	160,700	7,503,083	160,700	7,503,083
Lonza Group AG	—	—	80,100	6,846,840	80,100	6,846,840
Mettler-Toledo International, Inc.(a)	—	—	219,100	27,264,804	219,100	27,264,804
Sequenom, Inc.	100,000	701,000	—	—	100,000	701,000
Tecan Group AG	—	—	118,392	8,032,094	118,392	8,032,094
Thermo Fisher Scientific, Inc.(a)	19,500	933,660	529,100	25,333,308	548,600	26,266,968
Waters Corp.	9,800	693,644	—	—	9,800	693,644

		3,884,176		104,823,330		108,707,506

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Healthcare Fund, Inc. and BlackRock Health Sciences Opportunities Portfolio
as of September 30, 2010 (Unaudited) (continued)
(Percentages shown are based on Combined Net Assets)

	BlackRock Healthcare Fund, Inc.(g)		BlackRock Health Sciences Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio Pro Forma Combined

	Shares	Value	Shares	Value	Shares	Value

COMMON STOCKS (concluded)
Pharmaceuticals — 20.0%
Abbott Laboratories	—	$—	763,100	$39,864,344	763,100	$39,864,344
Allergan, Inc.	72,200	4,803,466	259,200	17,244,576	331,400	22,048,042
Bristol-Myers Squibb Co.(b)	—	—	1,718,700	46,593,957	1,718,700	46,593,957
Glenmark Pharmaceuticals Ltd.	—	—	510,800	3,404,225	510,800	3,404,225
H. Lundbeck A/S	—	—	187,800	3,310,573	187,800	3,310,573
Impax Laboratories, Inc.(a)	—	—	339,900	6,730,020	339,900	6,730,020
Johnson & Johnson	—	—	406,400	25,180,544	406,400	25,180,544
Merck & Co., Inc.	—	—	345,900	12,732,579	345,900	12,732,579
Mylan, Inc.(a)	—	—	417,200	7,847,532	417,200	7,847,532
Novartis AG	—	—	301,900	17,376,743	301,900	17,376,743
Pfizer, Inc.	—	—	5,412,040	92,924,727	5,412,040	92,924,727
Roche Holding AG	—	—	47,200	6,449,033	47,200	6,449,033
Shire Pharmaceuticals Plc	118,900	7,999,592	—	—	118,900	7,999,592
Teva Pharmaceutical Industries
Ltd. — ADR	80,100	4,225,275	60	3,165	80,160	4,228,440
Warner Chilcott Plc, Class A	568,100	12,748,164	—	—	568,100	12,748,164

		29,776,497		279,662,018		309,438,515

Total Long-Term Investments
(Cost — $1,351,856,787) — 99.5%		289,331,973		1,248,313,885		1,537,645,858

SHORT-TERM SECURITIES
BlackRock Liquidity Funds,
TempFund, Institutional
Class, 0.23%(c)(d)	336,066	336,066	9,455,464	9,455,464	9,791,530	9,791,530

	Beneficial Interest (000)		Beneficial Interest (000)		Beneficial Interest (000)

BlackRock Liquidity Series,
LLC Money Market Series,
0.36%(c)(d)(e)	$8,080	8,080,000	$38,485	38,485,200	$46,565	46,565,200

Total Short-Term Securities
(Cost — $56,356,730) — 3.6%		8,416,066		47,940,664		56,356,730

Total Investments Before
Outstanding Options Written
(Cost — $1,408,213,517*) — 103.1%		297,748,039		1,296,254,549		1,594,002,588

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Healthcare Fund, Inc. and BlackRock Health Sciences Opportunities Portfolio
as of September 30, 2010 (Unaudited) (continued)
(Percentages shown are based on Combined Net Assets)

	BlackRock Healthcare Fund, Inc.(g)		BlackRock Health Sciences Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio Pro Forma Combined

	Contracts	Value	Contracts	Value	Contracts	Value

OPTIONS WRITTEN
Exchange-Traded Call
Options Written
Express Scripts, Inc.,
Strike Price USD 50,
Expires 11/20/10	—	$—	1,320	$(217,800)	1,320	$(217,800)

Exchange-Traded Put Options
Written
Vertex Pharmaceuticals, Inc.,
Strike Price USD 35,
Expires 10/16/10	—	—	844	(90,730)	844	(90,730)

Total Options Written
(Premiums Received —
$214,198) — (0.0)%		—		(308,530)		(308,530)

Total Investments Net of
Outstanding Options
Written — 103.1%		297,748,039		1,295,946,019		1,593,694,058

Liabilities in Excess of
Other Assets — (3.1)%		(9,023,704)		(35,404,443)		(48,055,325	)(f)

Net Assets — 100.0%		$288,724,335		$1,260,541,576		$1,545,638,733

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,420,661,452

Gross unrealized appreciation	$188,754,175
Gross unrealized depreciation	$(15,413,039)

Net unrealized appreciation	$173,341,136

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Investments in companies considered to be an affiliate of the Funds during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2010	Income	Shares/Beneficial Interest Held at September 30, 2009	Realized Gain	Net Activity

BlackRock Liquidity Funds,
TempFund, Institutional Class	9,791,530	$85,361	12,271,017	$179	(2,479,487)
BlackRock Liquidity Series, LLC
Money Market Series	$46,565,200	$148,251	$136,156,100	—	(89,590,900)

(e)	Security was purchased with the cash collateral from loaned securities.

(f)	Reflects the distribution of undistributed net investment income of $3,405,062 and $222,116 reorganization cost attributable to BlackRock Healthcare Fund, Inc.

(g)	BlackRock currently expects that approximately 40% of the Target Fund's assets will be sold in preparation for, or as a result of, the Reorganization. The specific assets to be sold, and the actual amount of those assets to be sold, will depend upon market conditions, global, regional and local events, socioeconomic and political conditions, portfolio composition and market values at the time of sale. Proceeds from the sale of Target Fund assets will be used to purchase assets consistent with the Acquiring Fund's investment objectives, policies and restrictions. The portfolio managers will evaluate the portfolio of the Combined Fund on a continuing basis and the percentage of assets of the Target Fund that the portfolio managers of the Acquiring Fund anticipate disposing of or requesting the disposition of in preparation for, or as a result of, the Reorganization is thus subject to change.

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Healthcare Fund, Inc. and BlackRock Health Sciences Opportunities Portfolio
as of September 30, 2010 (Unaudited) (concluded)

  Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	3,082,213	CHF	3,003,000	Citibank, N.A.	10/4/2010	$26,192
USD	12,393,612	GBP	7,890,000	Morgan Stanley Capital Services, Inc.	10/4/2010	(743)
CHF	3,003,000	USD	3,082,684	Citibank, N.A.	10/20/2010	(26,084)
CHF	2,462,000	USD	2,492,385	Deutsche Bank AG	10/20/2010	13,560
CHF	8,883,000	USD	8,685,186	Deutsche Bank AG	10/20/2010	356,366
EUR	11,913,000	USD	15,364,089	Citibank, N.A.	10/20/2010	873,987
GBP	7,459,500	USD	11,716,032	Morgan Stanley Capital Services, Inc.	10/20/2010	398
GBP	1,080,000	USD	1,669,703	Deutsche Bank AG	10/20/2010	26,623
USD	36,686,075	CHF	38,138,000	Citibank, N.A.	10/20/2010	(2,132,650)
USD	5,885,392	CHF	6,163,000	Citibank, N.A.	10/20/2010	(387,611)
USD	2,764,144	CHF	2,875,000	Deutsche Bank AG	10/20/2010	(162,172)
USD	2,410,000	CHF	2,524,000	Deutsche Bank AG	10/20/2010	(159,051)
USD	1,646,396	CHF	1,706,000	Deutsche Bank AG	10/20/2010	(90,055)
USD	810,095	CHF	831,000	Citibank, N.A.	10/20/2010	(35,738)
USD	1,076,798	CHF	1,090,000	Citibank, N.A.	10/20/2010	(32,657)
USD	53,123,963	EUR	41,060,000	Royal Bank of Scotland Plc	10/20/2010	(2,843,083)
USD	9,941,064	GBP	6,468,000	Morgan Stanley Capital Services, Inc.	10/20/2010	(218,045)
USD	3,193,250	GBP	2,071,500	Citibank, N.A.	10/20/2010	(60,397)
USD	375,253	HKD	2,915,000	Morgan Stanley Capital Services, Inc.	10/20/2010	(478)

Total						$(4,851,638)

Portfolio Abbreviation
ADR — American Depositary Receipts

See Notes to Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for
BlackRock Healthcare Fund, Inc. and BlackRock Health Sciences Opportunities Portfolio
as of September 30, 2010 (Unaudited)

		BlackRock Healthcare Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	Pro Forma Adjustments		BlackRock Health Sciences Opportunities Portfolio Pro Forma Combined

Assets:
	Investments at value — unaffiliated(1)(2)	$289,331,973	$1,248,313,885			$1,537,645,858
	Investments at value — affiliated(3)	8,416,066	47,940,664			56,356,730
	Cash held as collateral for options written	—	3,101,700			3,101,700
	Investments sold receivable	—	13,823,003			13,823,003
	Unrealized appreciation on foreign currency
	exchange contracts		1,297,126			1,297,126
	Foreign currency at value(4)	—	16,660,238			16,660,238
	Dividends and reclaims receivable	98,077	1,711,446			1,809,523
	Capital shares sold receivable	88,382	2,016,721			2,105,103
	Securities lending income receivable — affiliated	2,395	3,338			5,733
	Receivable from advisor	—	399			399
	Dividends receivable — affiliated	—	9,991			9,991
	Prepaid expenses	23,627	106,006			129,633
	Interest receivable	262	—			262
	Other assets	21	1,328			1,349

	Total assets	$297,960,803	$1,334,985,845			$1,632,946,648

Liabilities:
	Options written at value(5)	—	308,530			308,530
	Collateral on securities loaned at value	8,080,000	38,485,200			46,565,200
	Bank overdraft	219,153	—			219,153
	Investments purchased payable	—	22,604,379			22,604,379
	Unrealized depreciation on foreign currency
	exchange contracts	—	6,148,764			6,148,764
	Income dividends payable	—	—	$3,405,062	(7)	$3,405,062
	Reorganization expenses	—	—	222,116	(8)	$222,116
	Investment advisory fees payable	235,650	1,513,665			1,749,315
	Capital shares redeemed payable	410,165	4,108,771			4,518,936
	Service and distribution fees payable	83,819	411,377			495,196
	Other affiliates payable	—	79,481			79,481
	Officer’s and Trustees’ fees payable	—	7,501			7,501
	Other accrued expenses payable	207,681	776,601			984,282

	Total liabilities	$9,236,468	$74,444,269	$3,627,178		$87,307,915

Net Assets:
	Net Assets	$288,724,335	$1,260,541,576	$(3,627,178)		$1,545,638,733

Net Assets Consist of:
	Paid-in capital	$245,035,199	$1,107,182,078	$(222,116	)(8)	$1,351,995,161
	Undistributed net investment income	3,405,062	5,207,624	(3,405,062	)(7)	5,207,624
	Accumulated net realized gain/loss	(19,281,442)	26,895,434			7,613,992
	Net unrealized appreciation/depreciation	59,565,516	121,256,440			180,821,956

	Net Assets	$288,724,335	$1,260,541,576	$(3,627,178)		$1,545,638,733

(1)	Investments at cost — unaffiliated	$229,777,619	$1,122,079,168			$1,351,856,787
(2)	Securities loaned at value	$7,849,080	$37,266,144			$45,115,224
(3)	Investments at cost — affiliated	$8,416,066	$47,940,664			$56,356,730
(4)	Foreign currency at cost	$—	$16,768,481			$16,768,481
(5)	Premiums received	$—	$214,198			$214,198

Pro Forma Condensed Combined Statement of Assets and Liabilities for
BlackRock Healthcare Fund, Inc. and BlackRock Health Sciences Opportunities Portfolio
as of September 30, 2010 (Unaudited) (concluded)

	BlackRock Healthcare Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	Pro Forma Adjustments		BlackRock Health Sciences Opportunities Portfolio Pro Forma Combined

Net Asset Institutional Value:
Net assets	$80,274,968	$232,696,909	$(1,026,448	)(7)(8)	$311,945,429
Shares outstanding	13,015,445	8,045,518	(10,275,420	)(6)	10,785,543
Net asset value	$6.17	$28.92			$28.92
Par value per share	$0.10	$0.001			$0.001
Shares authorized	200 million	Unlimited			Unlimited
Service
Net assets	$—	$11,704,034	(8)		$11,704,034
Shares outstanding	—	414,743			414,743
Net asset value	$—	$28.22			$28.22
Par value per share	$—	$0.001			$0.001
Shares authorized	—	Unlimited			Unlimited
Investor A
Net assets	$134,036,475	$682,857,115	$(1,650,593	)(7)(8)	$815,242,997
Shares outstanding	24,519,161	24,234,460	(19,820,813	)(6)	28,932,808
Net asset value	$5.47	$28.18			$28.18
Par value per share	$0.10	$0.001			$0.001
Shares authorized	100 million	Unlimited			Unlimited
Investor B
Net assets	$10,827,677	$47,855,216	$(100,563	)(7)(8)	$58,582,330
Shares outstanding	3,115,338	1,813,380	(2,708,855	)(6)	2,219,863
Net asset value	$3.48	$26.39			$26.39
Par value per share	$0.10	$0.001			$0.001
Shares authorized	250 million	Unlimited			Unlimited
Investor C
Net assets	$52,583,692	$285,428,302	$(675,317	)(7)(8)	$337,336,677
Shares outstanding	15,212,149	10,822,701	(13,243,918	)(6)	12,790,932
Net asset value	$3.46	$26.37			$26.37
Par value per share	$0.10	$0.001			$0.001
Shares authorized	100 million	Unlimited			Unlimited
Class R
Net assets	$11,001,523	$—	$(174,257	)(7)(8)	$10,827,266
Shares outstanding	3,070,651	—	(2,686,394	)(6)	384,257
Net asset value	$3.58	$—			$28.17
Par value per share	$0.10	$0.001			$0.001
Shares authorized	250 million	Unlimited			Unlimited

(6)	Reflects the capitalization adjustments giving the effect of the transfer of shares of the BlackRock Healthcare Fund, Inc. which the BlackRock Health Sciences Opportunities Portfolio’s shareholders will receive as if the Reorganization had taken place on September 30, 2010. The foregoing should not be relied upon to reflect the number of shares of the BlackRock Health Sciences Opportunities Portfolio.
(7)	Reflects the distribution of undistributed net investment income of $3,405,062 attributable to BlackRock Healthcare Fund, Inc.
(8)	Reflects the charge for estimated reorganization expenses of $222,116 attributable to the BlackRock Healthcare Fund, Inc.

See Notes to Condensed Combined Financial Statements

Pro Forma Condensed Combined Statement of Operations
For BlackRock Healthcare Fund, Inc. and BlackRock Health Sciences Opportunities Portfolio
For the Twelve Months Ended September 30, 2010 (Unaudited)

	BlackRock Healthcare Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	Pro Forma Adjustments		BlackRock Health Sciences Opportunities Portfolio Pro Forma Combined(1)

Investment Income:
Dividends and reclaims	$7,277,014	$14,541,938			$21,818,952
Foreign taxes withheld	36,129	(638,412)			(602,283)
Securities lending — affiliated	72,291	75,960			148,251
Dividends — affiliated	6,012	79,349			85,361

Total income	$7,391,446	$14,058,835			$21,450,281

Expenses:
Investment advisory	3,185,578	8,691,246	$(953,772	)(2)	10,923,052
Service — Investor A	350,693	1,528,874	—		1,879,567
Service and distribution — Investor B	139,852	536,534	—		676,386
Service and distribution — Investor C	558,281	2,796,654	—		3,354,935
Service and distribution — Class R	51,978	—	—		51,978
Service and distribution — Service	—	27,085	—		27,085
Transfer agent — Institutional	174,859	243,598	(9,655	)(3)	408,802
Transfer agent — Investor A	247,802	1,076,422	(14,866	)(3)	1,309,358
Transfer agent — Investor B	40,537	113,658	(2,509	)(3)	151,686
Transfer agent — Investor C	137,862	431,365	(9,802	)(3)	559,425
Transfer agent — Class R	51,236	—	(2,624	)(3)	48,612
Transfer agent — Service	—	21,510	(22	)(3)	21,488
Administration — fund level	111,377	793,367	64,210	(4)	968,954
Printing	81,376	187,923	21,629	(3)	290,928
Administration — Institutional	—	53,541	24,638	(4)	78,179
Administration — Investor A		141,375	21,429	(4)	162,804
Administration — Investor B	—	13,442	3,462	(4)	16,904
Administration — Investor C	—	69,883	13,978	(4)	83,861
Administration — Service	—	2,704	—		2,704
Administration — Class R	—	—	2,597	(4)	2,597
Custodian	14,981	142,367	2,839	(5)	160,187
Professional	110,226	64,908	(51,755	)(5)	123,379
Registration	73,049	104,417	(73,049	)(5)	104,417
Officer and Trustees	14,008	28,771	(10,704	)(5)	32,075
Miscellaneous	32,843	54,372	(4,650	)(5)	82,565

Total expenses	$5,376,538	$17,124,016	$(978,626)		$21,521,928

Less fees waived by advisor	(3,027)	(34,735)	3,027	(6)	(34,735)
Less administration fees waived — Class R	—	—	(2,597	)(6)	(2,597)
Less administration fees waived — Service	—	(181)	181	(6)	—
Less transfer agent fees waived — Class R	—	—	(150	)(6)	(150)
Less transfer agent fees waived — Service	—	(184)	184	(6)	—
Less transfer agent fees reimbursed — Class R	—	—	(662	)(6)	(662)
Less transfer agent fees reimbursed — Service	—	(399)	399	(6)	—
Less fees paid indirectly	—	(1,758)	—		(1,758)

Total expenses after fees waived, reimbursed
and paid indirectly	5,373,511	17,086,759	(978,244)		21,482,026

Net investment income (loss)	$2,017,935	$(3,027,924)	$978,244		$(31,745)

Pro Forma Condensed Combined Statement of Operations
For BlackRock Healthcare Fund, Inc. and BlackRock Health Sciences Opportunities Portfolio
For the Twelve Months Ended September 30, 2010 (Unaudited) (concluded)

	BlackRock Healthcare Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	Pro Forma Adjustments	BlackRock Health Sciences Opportunities Portfolio Pro Forma Combined(1)

Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments	$25,394,319	$95,875,156		$121,269,475
Litigation proceeds	—	5,429		5,429
Options written	—	5,968,195		5,968,195
Foreign currency transactions	17,637	7,295,202		7,312,839

	$25,411,956	$109,143,982		$134,555,938

Net change in unrealized appreciation/depreciation on:
Investments	$(6,353,542)	$(17,588,220)		$(23,941,762)
Options written	—	(94,332)		(94,332)
Foreign currency transactions	1,268	(3,279,652)		(3,278,384)

	$(6,352,274)	$(20,962,204)		$(27,314,478)

Total realized and unrealized gain	19,059,682	88,181,778		107,241,460

Net Increase in Net Assets Resulting
from Operations	$21,077,617	$85,153,854	$978,244	$107,209,715

(1)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expense of $222,116 attributable to the BlackRock Healthcare Fund, Inc.
(2)	Reflects adjustments due to contractual advisory agreement of BlackRock Health Sciences Opportunities Portfolio.
(3)	Reflects the reclassification of certain transfer agent fees to printing on the Combined BlackRock Health Sciences Opportunities Portfolio.
(4)	Reflects adjustments due to contractual administration agreement of BlackRock Health Sciences Opportunities Portfolio.
(5)	Reflects the anticipated savings as a result of the Reorganization through consolidation of audit, legal and other services.
(6)	Reflects adjustments due to the expense limitation agreement of BlackRock Health Sciences Opportunities currently in effect and will remain in effect following completion of the Reorganization.

See Notes to Condensed Combined Financial Statements

Notes to Pro Forma Combined Financial Statements
as of September 30, 2010 (Unaudited)

NOTE 1 — Basis of Combination:

     The Board of Trustees (the “Board”) of the BlackRock Funds (the “Trust”) on behalf of BlackRock Health Sciences Opportunities Portfolio, and BlackRock Healthcare Fund, Inc. (collectively, the “Funds”), at a meeting held on March 14, 2011, approved the Funds entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the BlackRock Healthcare Fund, Inc. will transfer all of its assets, subject to certain stated liabilities, to the BlackRock Health Sciences Opportunities Portfolio, in exchange for the shares of the BlackRock Health Sciences Opportunities Portfolio equal in value to the net assets of the BlackRock Healthcare Fund, Inc. (the “Reorganization”). If the Reorganization is consummated, shares of the BlackRock Health Sciences Opportunities Portfolio then will be distributed to BlackRock Healthcare Fund, Inc.’s shareholders on a pro rata basis in liquidation of BlackRock Healthcare Fund, Inc.

     The Reorganization will be accounted for as a tax-free merger of investments companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds as though the merger had been effected on September 30, 2010. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended September 30, 2010. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. As of September 30, 2010, all the securities held by the BlackRock Healthcare Fund, Inc. comply with the compliance guidelines and/or investment restrictions of BlackRock Health Sciences Opportunities Portfolio. The historical cost of investment securities will be carried forward to the surviving legal entity.

     The historical financial statements of the Funds included or incorporated by reference in their respective prospectuses should be read in conjunction with the accompanying pro forma condensed combined financial statements. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on September 30, 2010. Following the Reorganization, BlackRock Health Sciences Opportunities Portfolio will be the legal survivor.

The estimated expenses of the Reorganization attributable to each Fund are as follows:

Estimated Reorganization Expenses

BlackRock Healthcare Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio

$222,116	$100,908, all of which will be borne by
BlackRock Advisors or its affiliates

     BlackRock Advisors follows a formula for determining how to allocate Reorganization costs. Each Fund is allocated all of the Reorganization costs attributable to such Fund. In addition, Reorganization costs common to more than one Fund will be allocated across the Funds based upon relative net assets or other appropriate methods. If BlackRock Advisors expects that a Fund will not recover that portion of the Reorganization costs allocated to it within one year as a result of expense savings directly related to the Reorganization, that portion of the costs will be borne by BlackRock Advisors, or its affiliates. The Board of each Fund believes that this methodology is reasonable and equitable to the Funds and that the resulting costs to be borne by each Fund, if any, are reasonable.

Notes to Pro Forma Combined Financial Statements
as of September 30, 2010 (Unaudited) (continued)

NOTE 2 — BlackRock Health Sciences Opportunities Portfolio and BlackRock Healthcare Fund, Inc. Valuation:

     The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The Funds value their investments in the Money Market Series of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

     Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

     Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

     In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

     Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

NOTE 3 — Capital Shares:

     The pro forma net asset value per share assumes the issuance of shares of BlackRock Health Sciences Opportunities Portfolio that would have been issued at September 30, 2010 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the BlackRock Healthcare Fund, Inc. as of September 30, 2010, divided by the net asset value per share of the

Notes to Pro Forma Condensed Combined Financial Statements as of September 30, 2010 (Unaudited) (continued)

shares of BlackRock Health Sciences Opportunities Portfolio as of September 30, 2010. The pro forma number of shares outstanding, by class, for BlackRock Health Sciences Opportunities Portfolio consists of the following at September 30, 2010.

Capital Shares Table

Class of Shares	Shares of BlackRock Health Sciences Opportunities Portfolio Pre-Combination	Additional Shares Assumed Issued in Reorganization		Total Outstanding Shares Post-Combination

Institutional	8,045,518	2,740,025		10,785,543
Service	414,743	—	(a)	414,743
Investor A	24,234,460	4,698,348		28,932,808
Investor B	1,813,380	406,483		2,219,863
Investor C	10,822,701	1,968,231		12,790,932
Class R	—	384,257	(b)	384,257

(a)	BlackRock Healthcare Fund, Inc. has no Service Class shares outstanding.

(b)	BlackRock Health Sciences Opportunities Portfolio has no Class R Shares outstanding.

NOTE 4 — Pro Forma Operating Expenses:

     The pro forma condensed combined statement of operations for the twelve month period ended September 30, 2010, as adjusted, giving effect to the Reorganization reflects changes in expenses of BlackRock Health Sciences Opportunities Portfolio as if the Reorganization was consummated on October 1, 2009. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

     Each of the BlackRock Health Sciences Opportunities Portfolio and BlackRock Healthcare Fund, Inc. has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, unless it is determined that such qualification is no longer in the best interest of shareholders, BlackRock Health Sciences Opportunities Portfolio will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, BlackRock Healthcare Fund, Inc. will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

     The BlackRock Health Sciences Opportunities Portfolio will succeed to the capital loss carryforwards of the BlackRock Healthcare Fund, Inc. BlackRock Healthcare Fund, Inc.’s capital loss carryforwards will be subject to the limitations of the Code. In addition, for five years beginning after the Closing Date of the Reorganization, the BlackRock Health Sciences Opportunities Portfolio will not be allowed to offset certain pre-Reorganization built-in gains attributable to the BlackRock Healthcare Fund, Inc. with capital loss carryforwards. Due to the operation of these loss limitation rules, it is possible that the shareholders of the BlackRock Healthcare Fund, Inc. would receive taxable distributions earlier than they would have in the absence of the respective Reorganization.

     Shareholders of the BlackRock Healthcare Fund, Inc. may tender their shares before the Reorganizations take place, which will be treated as a normal tender of shares and, generally, will be a taxable transaction. Shareholders must consult with their own tax advisers regarding potential transactions.

Notes to Pro Forma Condensed Combined Financial Statements as of September 30, 2010 (Unaudited) (concluded)

NOTE 6 — Pro Forma Calculation:

     The accompanying Pro Forma Condensed Combined Financial Statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 7 — Subsequent Events:

     Management has evaluated the impact of all subsequent events on the Funds through the date the Pro Forma Condensed Combined Financial Statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the Pro Forma Condensed Combined Financial Statements.